Exhibit (e)(7)

STOCK OPTIONS ACCELERATION AGREEMENT

BETWEEN:

•	Alcatel-Lucent, a société anonyme incorporated under the laws of France, with a share capital of EUR 141,210,168.20, which registered office is located 148/152, Route de la Reine – 92100 – Boulogne-Billancourt, France, registered with the Nanterre company registry under number 542.019.096, represented for the purposes hereof by Monsieur Philippe Camus, duly authorized (the “Company”), on the first part,

•	The beneficiary having complied with the Acceptance Process (the “Beneficiary”),

    on the second part,

AND

•	Nokia Corporation, a corporation incorporated under the laws of Finland, with a share capital of EUR 245,896,461.96, which registered office is located Karaportti 3, 02610 Espoo, Finland, registered with the Trade Register of the Finnish Patents and Registration Office under number 0112038-9, duly represented for the purposes hereof (“Nokia”, and together with the Company and the Beneficiary, the “Parties”), being a Party to this agreement only for the purposes of Article 5 hereof (as further described therein), on the third part,

RECITALS:

In connection with the Public Exchange Offers, the Company has undertaken to propose an acceleration mechanism that would enable the Beneficiary to monetize his/her Stock Options for cash during the Public Exchange Offers. The terms and conditions of such acceleration mechanism are set forth in this agreement.

THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

1.	Acceptance of this Stock Options Acceleration Agreement

The terms and conditions of this stock options acceleration agreement (the “Stock Options Acceleration Agreement”) shall be applicable and binding to the Beneficiary and the Company provided that the Beneficiary complies with the Acceptance Process at any time between the first day and the last day of the Initial Offering Period.

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2.	Definitions

The definitions of the terms contained in this Stock Options Acceleration Agreement are set forth in Appendix 1 to this Stock Options Acceleration Agreement.

3.	Scope of the Stock Options Acceleration Agreement

This Stock Options Acceleration Agreement is applicable to (i) all unvested or unexercisable Stock Options granted to the Beneficiary pursuant to any of the plans listed in Appendix 2 (the “Accelerated Stock Options”) and (ii) all vested and exercisable Stock Options granted to the Beneficiary pursuant to any of the plans listed in Appendix 2 (collectively with the Accelerated Stock Options, the “Eligible Stock Options”).

4.	Acceleration of the Accelerated Stock Options

Subject to the Conditions Precedent and the Condition Subsequent, all vesting periods, vesting conditions, performance conditions, presence conditions and lock-up periods applying to the Beneficiary’s Accelerated Stock Options will be waived or accelerated (the “Acceleration”) on a date determined by the Company:

i.	between the day of publication of the final results of the Public Exchange Offers following the Initial Offering Period (excluded) and the second French trading day preceding the last day of the Subsequent Offering Period (included), provided that the Conditions Precedent are fulfilled and Nokia holds less than 95% of the Company’s share capital or voting rights; or

ii.	between the twentieth (20th) French trading day preceding the Squeeze-Out (included) and the last day preceding the Squeeze-Out (included) provided that the Conditions Precedent are fulfilled and Nokia comes to hold 95% or more of the Company’s share capital and voting rights following the Initial Offering Period,

(the “Acceleration Date”).

In the event that any of the Conditions Precedent would not be fulfilled, this Stock Options Acceleration Agreement would not become valid and the vesting periods, vesting conditions, performance conditions, presence conditions and lock-up periods and all other conditions applying to the Beneficiary’s Accelerated Stock Options prior to the date hereof would remain unchanged.

The number of Accelerated Stock Options eligible for Acceleration in respect of the Beneficiary shall be equal to the total number of Accelerated Stock Options granted to the Beneficiary as if all presence conditions and performance conditions (if any) were fulfilled, provided however that in respect of conditions relating to periods ending prior to the last day of the Initial Offering Period, the Accelerated Stock Options will be exercisable to the extent such conditions have been fulfilled in accordance with their terms.

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5.	Exercise of the Eligible Stock Options and sale of the Option Underlying Shares

The Beneficiary hereby gives irrevocable mandate to the Company to instruct the Administrator to, and the Company hereby undertakes to instruct the Administrator to, in his/her name and on his/her behalf:

•	exercise his/her Eligible Stock Options, provided however that the Eligible Stock Options for which the Sale Price is lower than the sum of the Exercise Price, the exercise commission and the trading fees applicable to the exercise and sale transactions described herein, will not be exercised (the “Underwater Options”);

•	sell the Option Underlying Shares at the Sale Price during the Sale Period; and

•	transfer to the Beneficiary the Sale Price resulting from the sale of Option Underlying Shares reduced by the sum of the Exercise Price, the exercise commission, the trading fees and, in the jurisdictions where applicable, the relevant local withholding taxes or charges.

The Beneficiary hereby irrevocably undertakes, as from the last day of the Initial Offering Period, not to, and not to attempt to, exercise his/her Eligible Stock Options or sell the Option Underlying Shares otherwise than as provided in this Stock Options Acceleration Agreement.

In the event the Beneficiary would not comply in full with his/her obligations under the Stock Options Acceleration Agreement, in particular his/her commitments under Article 5 hereof (the “Condition Subsequent”), the acceleration and waiver would be automatically revoked and any exercise by the Beneficiary of Eligible Stock Options would be declared null and void, without any obligation or liability of the other Parties towards the Beneficiary, in accordance with the provision of article 1183 of the French Civil Code. The Condition Subsequent is stipulated in the interest of the Company and therefore may be waived by the Company only.

The Beneficiary hereby irrevocably accepts to be bound by the terms and conditions of the Underwater Stock Options Liquidity Agreement appended hereto (Appendix 3) with respect to the Underwater Options.

It is expressly agreed that Nokia is a Party to this Stock Options Acceleration Agreement solely for purposes of the immediately preceding paragraph of this Article 5, in order to record the valid and binding consent of Nokia, the Company and the Beneficiary to enter into the Underwater Stock Options Liquidity Agreement set forth in Appendix 3. Nokia shall have no duty or liability of any nature whatsoever with respect to any other provisions of this Stock Options Acceleration Agreement.

The Parties agree that the liquidity mechanism referred to above may be adapted to comply with possible applicable statutory, regulatory or other similar

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constraints and will not be implemented if Nokia and the Company determine, at their full discretion but upon the advice of external legal counsel, that the formalities required under such statutory, regulatory or other similar constraints are too cumbersome.

Subject to applicable local laws and regulations, the amounts received by the Beneficiary under this Stock Options Acceleration Agreement will not be taken into account for the computation of his/her severance payment, if any.

6.	Successors

Neither Party may transfer or assign the benefit of all or any of its rights or obligations under this Stock Options Acceleration Agreement, directly or indirectly and in any manner whatsoever, except as a result of the death of the Beneficiary, in which case the Company shall be promptly advised thereof and provided that the Beneficiary’s successor shall be bound by the terms of this Stock Options Acceleration Agreement, to the extent not expressly prohibited under applicable law.

7.	Term of this Stock Options Acceleration Agreement

This Stock Options Acceleration Agreement shall be effective as of the date of its execution by all Parties (and in the case of the Beneficiary as of the date it has completed the Acceptance Process as set out in Article 11) and shall be valid for a period of ten (10) years from that date.

In the event that all of the Beneficiary’s Option Underlying Shares are sold in compliance with the Stock Options Acceleration Agreement prior to the date of settlement of the Public Exchange Offers (including pursuant to any Subsequent Offering Period), or, as the case may be, the Squeeze-Out, the reciprocal undertakings of the Parties hereunder with regard to the said transferred Company Shares would expire.

8.	Costs

Except as otherwise provided herein, each Party shall pay all the costs and expenses (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by that Party or owed by it under applicable law, in connection with this Stock Options Acceleration Agreement.

9.	Governing law and competent jurisdiction

This Stock Options Acceleration Agreement is governed by the laws of France, without regard to principles of conflicts of law. All disputes arising out of or in connection with this Stock Options Acceleration Agreement shall be submitted to the competent courts located within the jurisdiction of the Versailles Court of Appeals.

10.	Power of attorney

The power of attorney granted hereby by the Beneficiary to the Company to give instructions to the Administrator in relation with the Stock Options Acceleration

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Agreement aims at ensuring the proper completion of the obligations of the Beneficiary and is irrevocable. This power of attorney is deemed to be a power of attorney entered into in the interests of all the Parties (mandat d’intérêt commun).

The Beneficiary irrevocably and unconditionally grants a power of attorney to the Company to give instructions to the Administrator for the purpose of, in the name and on behalf of the Beneficiary, (i) sending or receiving any notification, signing or receiving any form and carrying out any required formality for the completion of his/her obligations under this Stock Options Acceleration Agreement and, in general, (ii) making any statement, delivering any certificate, signing any agreement, deed, or other document and (iii) taking, in the name and on behalf of the Beneficiary, any action required for the completion of his/her obligations under this Stock Options Acceleration Agreement, in compliance with the choices made or deemed made by the Beneficiary upon acceptance of the Stock Options Acceleration Agreement.

The Beneficiary also undertakes to approve any action taken by the Administrator on the instructions of the Company pursuant to the said powers of attorney in compliance with the choices he/she has made, subject to the above limitations.

11.	Acceptance – Specific Performance

If the Beneficiary wishes to enter into this Stock Options Acceleration Agreement, he/she shall comply with the acceptance process on the website https://alcatel-lucent.assets.voxaly.com/ by the last day of the Initial Offering Period (the “Acceptance Process”).

Should the Beneficiary not enter into this Stock Options Acceleration Agreement in the manner and by the date referred to above, the Beneficiary shall be deemed to have finally and irrevocably waived and forfeited his/her right to enter into this Stock Options Acceleration Agreement.

The Beneficiary is the only person who may decide to enter (or not) into this Stock Options Acceleration Agreement. In this respect, the Beneficiary is invited to consult his/her own specialized counsel if he/she wishes to obtain further information as to his/her rights and obligations hereunder.

If the Beneficiary complies with the Acceptance Process, the Beneficiary (i) irrevocably undertakes to accept the Acceleration of the Accelerated Stock Options, the exercise of the Eligible Stock Options and the sale at the Sale Price of the Option Underlying Shares, and (ii) irrevocably accepts to be bound by the Underwater Stock Option Liquidity Agreement, without any further formality.

In the event of breach, in addition to all other remedies which the non-breaching Party may have under applicable law, the non-breaching Party shall be entitled to specific performance (exécution forcée) and injunctive or equivalent relief in accordance with applicable law, including article 1221 of the draft order of the French Ministry of Justice (if applicable on the relevant date). In addition, each of the Parties agree to waive the benefit of article 1142 of the French Civil Code in the event of breach.

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This Agreement is made in electronic form according to the provisions of article 1325 of the French Civil code.

[The rest of the page has been left blank intentionally]

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The Company
Represented by: Philippe Camus

Nokia
Represented by:

Represented by:

[Signature page for the Stock Options Acceleration Agreement]

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Appendix 1

Definitions

The terms and expressions below shall have the following meanings:

“Accelerated Stock Options”	As defined in Article 3 of this Stock Options Acceleration Agreement.

“Acceleration”	As defined in Article 4 of this Stock Options Acceleration Agreement.

“Acceleration Date”	As defined in Article 4 of this Stock Options Acceleration Agreement.

“Acceptance Process”	As defined in Article 11 of this Stock Options Acceleration Agreement.

“Administrator”	Société Générale Securities Services.

“AMF General Regulation”	The general regulation of the Autorité des marchés financiers, the French stock exchange regulator, which is available in French and English at www.amf-france.org.

“Beneficiary”	The person having accepted this Stock Option Acceleration Agreement.

“Company Shares”	Ordinary shares issued by the Company and the American depository shares issued by the Company.

“Condition Subsequent”	As defined in Article 5 of this Stock Options Acceleration Agreement.

“Conditions Precedent”	Means (i) the satisfaction of the presence conditions by the Beneficiary as of the last day of the Initial Offering Period, (ii) the approval by Nokia’s shareholders of the resolutions required to implement the Offer, and (iii) Nokia reaching the Success Threshold following the Initial Offering Period.

“Eligible Stock Options”	As defined in Article 3 of this Stock Options Acceleration Agreement.

“Exercise Price”	The price to be paid upon exercise of the Stock Options.

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“Initial Offering Period”	Refers to the first offering period, as referred to in Article 232-2 of the AMF General Regulation and as determined in a notice published by the Autorité des Marchés Financiers, the result of which will determine whether a Subsequent Offering Period will be opened or not.

“Option Underlying Shares”	Company Shares that will be delivered by the Company to the Beneficiary in connection with the exercise of his/her Eligible Stock Options that are effectively exercised pursuant to Article 5 of this Stock Options Acceleration Agreement.

“Public Exchange Offers”	Public exchange offers in France and in the United States initiated by Nokia on the securities of the Company, as approved by the Autorité des Marchés Financiers in France and by the Securities and Exchange Commission in the United States.

“Sale Period”	Shall mean the period determined by the Company between the date of publication of the final results of the Initial Offering Period (excluded) to (i) the second French trading day (included) preceding the last day of the Subsequent Offering Period or, if there is no Subsequent Offering Period, (ii) the Squeeze-Out (included).

“Sale Price”	The Sale Price shall be equal to the volume weighted average market sale price of all Company Shares sold by the Administrator during the Sale Period for all the relevant beneficiaries pursuant to (i) the acceleration mechanisms including, for the Stock Options acceleration mechanism, the Company Shares resulting from the undertaking to exercise the relevant vested stock options, and (ii) the share plan granted in 2015 to replace the 2014 stock options plan.

“Squeeze-Out”	Refers to the squeeze-out procedure (retrait obligatoire) that Nokia would launch on the Company Shares should it come to own 95% or more of the Company’s share capital and voting rights in accordance with articles 237-14 et seq. of the AMF General Regulation.

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“Stock Options”	Any option to subscribe for or acquire Company Shares granted by the Company’s board of directors to the Beneficiary.

“Stock Options Acceleration Agreement”	This agreement executed by the Company and the Beneficiary, including its Appendices and excluding any other document which may have been appended hereto.

“Subsequent Offering Period”	Subsequent offering period for the French public exchange offer in accordance with article 232-4 of the AMF General Regulation.

“Success Threshold”	Refers to the (i) ownership by Nokia, on the date of the settlement of the initial offering period of the Public Exchange Offers, of more than 50% of the shares of Alcatel Lucent on a fully diluted basis, in accordance with article 231-9-II of the AMF General Regulation or (ii) satisfaction, at Nokia’s sole discretion on the date of publication of the final results of the initial offering period of the Public Exchange Offers, that such ownership condition will be met, or (iii) the express decision by Nokia’s board of directors, on or prior to the date of publication of the final results of the Initial Offering Period of the Public Exchange Offers, to waive such voluntary minimum threshold and to establish the success threshold as described in article 231-9-I of the AMF General Regulation, pursuant to which any public offer at the close of which the offeror does not hold a number of shares representing a fraction of more than 50% of the share capital or voting rights, shall be null and void.

“Underwater Options”	As defined in Article 5 of this Stock Options Acceleration Agreement.

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Appendix 2

The following plans are in the scope of this

Stock Options Acceleration Agreement

Plan n°	Plan date	End of vesting period
A0713CORO2 A0713COBE2 A0713CONH2 A0713COFR2 A0713NHNH2 A0713COIS2	Plan dated July 12, 2013	July 12, 2017

A1212NHNH2	Plan dated December 17, 2012	December 17, 2016

A0812NHRO2 A0812NHFR2 A0812NHNH2	Plan dated August 13, 2012	August 13, 2016

A0312CORO2 A0312COBE2 A0312CONH2 A0312NHNH2 A0312NHFR2 A0312CPFR2 A0312COFR2 A0312NHRO2 A0312COIS2	Plan dated March 14, 2012	March 14, 2016

A1211NHNH2 A1211NHFR2 A1211NHIS2	Plan dated December 1, 2011	December 1, 2015

A0911NHBE2 A0911NHFR2 A0911NHRO2 A0911NHIS2 A0911NHNH2	Plan dated September 1, 2011	September 1, 2015

A0611NHNH2 A0611NHFR2 A0611NHRO2 A0611NHIS2	Plan dated June 1, 2011	June 1, 2015

A0311CORO2 A0311COBE2 A0311COFR2 A0311CONH2 A0311CPFR2 A0311COIS2	Plan dated March 16, 2011	March 16, 2015

A0311NHFR2 A0311NHNHA A0311NHROW	Plan dated March 1, 2011	March 1, 2015

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Plan n°	Plan date	End of vesting period
A1210NHNHA	Plan dated December 9, 2010	December 9, 2014

A1010NHNHA A1010NPFR2	Plan dated October 1, 2010	October 1, 2014

A0710NHNHA A0710NHFR2	Plan dated July 1, 2010	July 1, 2014

A0310COROW A0310CONHA A0310COBEL A0310COFRA A0310COISR A0310CPFRA A0310NHNHA	Plan dated March 17, 2010	March 17, 2014

A1209NHNHA	Plan dated December 1, 2009	December 1, 2013

A1009NHFRA A1009NHNHA	Plan dated October 1, 2009	October 1, 2013

A0709NHNHA A0709NHFRA	Plan dated July 1, 2009	July 1, 2013

A0309EXROW A0309EXBEL A0309EXFRA A0309EXNHA A0309EXISR	Plan dated March 18, 2009	March 18, 2013

A0309COROW A0309CONHA A0309COBEL A0309COFRA A0309NHNHA A0309COISR A0309CPFRA	Plan dated March 18, 2009	March 18, 2013

A1208NHNHA A1208NHFRA	Plan dated December 31, 2008	December 31, 2012

A0708NHROW A0708NHNHA A0708NHFRA	Plan dated July 1, 2008	July 1, 2012

A0308COROW A0308COBEL A0308COFRA A0308CONHA A0308COISR	Plan dated March 25, 2008	March 25, 2012

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Appendix 3

Underwater Stock Options Liquidity Agreement

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UNDERWATER STOCK OPTIONS LIQUIDITY AGREEMENT

BETWEEN:

•	Nokia Corporation, a corporation incorporated under the laws of Finland, with a share capital of EUR 245,896,461.96, which registered office is located Karaportti 3, 02610 Espoo, Finland, registered with the Trade Register of the Finnish Patents and Registration Office under number 0112038-9, duly represented for the purposes hereof (“Nokia”)

on the first part,

•	Alcatel-Lucent, a société anonyme incorporated under the laws of France, with a share capital of EUR 141,210,168.20, which registered office is located 148/152, Route de la Reine – 92100 – Boulogne-Billancourt, France, registered with the Nanterre company registry under number 542.019.096, represented for the purposes hereof by Philippe Camus, duly authorized, (the “Company”)

on the second part,

AND

•	The beneficiary having complied with the Acceptance Process of the Stock Options Acceleration Agreement (the “Beneficiary”, and together with Nokia and the Company, the “Parties”),

on the third part,

RECITALS:

In connection with the Public Exchange Offers, Nokia has undertaken under certain conditions to propose a mechanism that would ensure the liquidity of certain Option Underlying Shares if the liquidity of the Company Shares is significantly reduced as a result of the completion of the Public Exchange Offers (as further described below). The terms and conditions of this liquidity mechanism are set forth in this agreement.

THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

1.	Acceptance of the Underwater Stock Options Liquidity Agreement

The terms and conditions of this liquidity agreement (the “Underwater Stock Options Liquidity Agreement”) shall be applicable to and binding on the Beneficiary, Nokia and the Company, provided that (i) Nokia reaches the Success Threshold following the Initial Offering Period and (ii) the resolutions required to implement the Public Exchange Offers are approved by Nokia’s shareholders.

2.	Definitions

The definitions of the terms contained in this Underwater Stock Options Liquidity Agreement are set forth in Appendix 1 to this Underwater Stock Options Liquidity Agreement.

3.	Scope of the Underwater Stock Options Liquidity Agreement

If the Beneficiary has accepted the Stock Options Acceleration Agreement, this Underwater Stock Options Liquidity Agreement is applicable to any of the Stock Options granted to the Beneficiary pursuant to the plans listed in Appendix 2 and subject to the cashless exercise undertaking provided for in the Stock Options Acceleration Agreement, provided that the Sale Price is lower than the sum of the Exercise Price of these Stock Options, the exercise commission and the trading fees applicable to the exercise of the Stock Options and sale transactions described in the Stock Options Acceleration Agreement.

If the Beneficiary has not accepted the Stock Options Acceleration Agreement, this Underwater Stock Options Liquidity Agreement is applicable to any of the vested Stock Options granted to the Beneficiary pursuant to the plans listed in Appendix 2 for which the sum of the Exercise Price, the exercise commission and the trading fees applicable to the exercise and sale of the Option Underlying Shares exceeds 90% of the market value of a Company Share on Euronext Paris at the closing of the last day of the Subsequent Offering Period.

4.	Reduced Liquidity of Company Shares

A reduced liquidity (a “Reduced Liquidity”) of the Company Shares held by the Beneficiary shall occur if at least one of these conditions applies:

•	The Company Shares are no longer listed on a regulated stock market within the meaning of article L. 421-1 of the French monetary and financial code (Code monétaire et financier);

•	Nokia directly or indirectly holds at least 85% of the Company Shares; or

•	the average daily volume of the Company Shares traded on Euronext Paris calculated on the last consecutive twenty (20) trading days preceding the relevant date falls below five million (5,000,000) Company Shares.

The Company shall notify to the Beneficiary and Nokia by email, as from the last day of the Subsequent Offering Period, the occurrence of any Reduced Liquidity of the Company Shares within 5 business days of such occurrence (the “Reduced Liquidity Notification”). The Reduced Liquidity Notification shall include an example of an Exchange Ratio calculation determined based on the assumption that the Option Underlying Shares Exchange occurred on the business day preceding the date of the Reduced Liquidity Notification, and shall detail the adjustments, if any, to be applied to the Exchange Ratio pursuant to this Underwater Stock Options Liquidity Agreement.

Unless a claim is made in accordance with the provisions of Article 7, the Exchange Ratio calculation and the adjustments (if any) as notified shall be final and binding except if an updated Reduced Liquidity Notification is made before the Option Underlying Shares Exchange Date, in accordance with Article 6.2 of this Underwater Stock Options Liquidity Agreement and the Appendix 3 hereto, in which case such updated Reduced Liquidity Notification will replace and supersede the previous Reduced Liquidity Notification.

5.	Option Underlying Shares Exchange and Cash Exchange

All the Options Underlying Shares resulting from the exercise of any Stock Option being within the scope of Article 3 above shall be automatically exchanged by Nokia for Nokia Shares (the “Option Underlying Shares Exchange”) on the fifth (5th) business day following the exercise date of these relevant Stock Options (provided that the Beneficiary received a Reduced Liquidity Notification before the exercise of his/her Stock Options).

In the event the Beneficiary would exercise his/her Stock Options being within the scope of Article 3 above before having received a Reduced Liquidity Notification, he/she would not be entitled to benefit from any Exchange of his/her Option Underlying Shares.

The Exchange Ratio of the Option Underlying Shares transferred by the Beneficiary to Nokia pursuant to the Option Underlying Shares Exchange shall be determined by Nokia in accordance with the provisions of Article 6 below. In the event the application of the Exchange Ratio would entitle the Beneficiary to receive Nokia fractional rights, he/she would receive in cash (in EUR, rounded up to the closest cent; 0.5 cent shall be rounded up to 1 cent), as an indemnity for those fractional rights, the relevant fraction of the Nokia Share price as of the Option Underlying Shares Exchange Date.

Alternatively to the Option Underlying Shares Exchange, Nokia may choose to implement a payment in cash in respect of the Option underlying Shares, in its sole discretion (the “Cash Exchange”). The Cash Exchange would be applicable under the same conditions and requirements as the Option Underlying Shares Exchange except that the consideration for the exchange would not be Nokia Shares but a cash consideration equal to the value of the Nokia Shares the Beneficiary would have been entitled to receive by exchanging his/her Option Underlying Shares for Nokia Shares according to the Exchange Ratio. Such Nokia Shares value shall be based on the market value of a Nokia Share on the NASDAQ OMX Helsinki Ltd. at the closing of the last trading day preceding the Cash Exchange.

The Company and Nokia will have the option to proceed to the payments relating to the Cash Exchange and to the fractional rights indemnification through the Beneficiary’s next payroll (where relevant and to the extent legally permitted) and in any case, as soon as administratively practicable, notwithstanding the 5-day period allocated for the completion of the Option Underlying Shares Exchange.

6.	Exchange Ratio

6.1	Exchange Ratio without adjustment

Nokia shall deliver, for the Company Shares exchanged under Article 5 above, a number of new and/or existing (at Nokia’s sole discretion) Nokia Shares calculated as follows and then rounded down to the next inferior whole number of Nokia Shares:

NNS    =    Exchange Ratio    x    NCS

Where:

“NNS” means the total number of Nokia Shares (rounded down to the next inferior whole number) to be delivered to the Beneficiary in exchange for his/her Company Shares;

“Exchange Ratio” means the number of Nokia Shares to be delivered for one Company Share in accordance with the terms of the Public Exchange Offers, i.e. 0.55; and

“NCS” means the number of Company Shares to be exchanged under this Underwater Stock Options Liquidity Agreement.

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares pursuant to this Underwater Stock Options Liquidity Agreement

Assumption: Transfer of 200 Company Shares by the Beneficiary in January 2017 without any adjustment.

NNS    =    0.55    x    200

NNS    =    110

6.2	Adjusted Exchange Ratio

Upon certain financial transactions carried out by Nokia or the Company affecting the value of their shares, the Exchange Ratio will be adjusted as described in Appendix 3.

For the avoidance of doubt, no adjustment will be made to the Exchange Ratio in the event of issuance of new shares by Company or Nokia in relation to or as a result of the acceleration mechanisms mentioned herein, the grant of Company Shares in replacement of the 2014 stock options plans, the grant of Company performance shares in 2015 or the performance of this Underwater Stock Options Liquidity Agreement.

7.	Claims

Any claim of the Beneficiary with respect to the Exchange Ratio shall be delivered by registered letter (with acknowledgement of the receipt) from the Beneficiary to Nokia, with a copy addressed to the Company, within five (5) business days as from the date the Company sent the Reduced Liquidity Notification to the Beneficiary in accordance with Article 4. The reasons for any claim shall be detailed precisely in such claim.

Nokia and the Beneficiary shall agree on an Exchange Ratio within five (5) business days as from the receipt by Nokia of the Beneficiary’s notification letter. If, after such period, Nokia and the Beneficiary have not been able to reach an agreement, the procedure provided for in Article 8 below shall apply.

8.	Third-Party Arbitrator

In case Nokia and the Beneficiary disagree on the Exchange Ratio, any person jointly selected by the Parties within ten (10) business days following the delivery of a claim made in accordance with Article 7 or, failing to do so within such timeframe, any other person appointed by the president of the Paris Tribunal de Grande Instance on the application of the most diligent Party, acting as third-party arbitrator within the meaning of article 1592 of the French Civil Code (the “Third-Party Arbitrator”) shall determine the Exchange Ratio, within twenty (20) business days as from the date it receives a registered letter with acknowledgment of receipt pursuant to which it has been appointed jointly by Nokia and the Beneficiary or by the president of the Paris Tribunal de Grande Instance.

In case this request is sent by the Beneficiary, the Beneficiary undertakes to send on the same day a copy of such letter to Nokia and the Company.

For the purpose of the performance of the Third-Party Arbitrator’s assignment, the Company, Nokia and the Beneficiary undertake to provide it with any relevant information relating to the adjustment provided for in Article 6.2 of this Underwater Stock Options Liquidity Agreement, that would be necessary for the Third Party Arbitrator to undertake its mission.

The Third-Party Arbitrator may request any such relevant and necessary information from the Company, Nokia and the Beneficiary.

Nokia, the Company and the Beneficiary shall be informed of the Third-Party Arbitrator’s conclusions as promptly as possible after completion of Third-Party Arbitrator’s assignment and no later than on the last day of the above-mentioned 20 business day period.

In the event the Third-Party Arbitrator fails to determine the Exchange Ratio within twenty (20) business days following the notification of its appointment, another Third-Party Arbitrator shall be appointed in the conditions set forth in this Article 8 to determine the Exchange Ratio within twenty (20) business days following the notification of its appointment and the previously appointed Third-Party Arbitrator shall be automatically revoked upon the appointment of the new Third-Party Arbitrator, and so on until a Third-Party Arbitrator effectively determines the Exchange Ratio.

Except in case of a manifest error (erreur manifeste), as interpreted by French courts, the Third-Party Arbitrator’s conclusions shall be final and binding, and therefore non-appealable, upon Nokia, the Company and the Beneficiary.

Any fees, charges and disbursements incurred for the purpose of the completion of the Third-Party Arbitrator’s assignment shall be borne by Nokia if the Third-Party Arbitrator gives right to the Beneficiary’s claim in full, and otherwise by the Beneficiary.

9.	Beneficiary’s undertakings

The Beneficiary hereby cumulatively undertakes vis-a-vis Nokia and the Company (except as provided for otherwise in writing by Nokia):

•	not to sell, transfer, convey, alienate, mortgage, pledge or encumber his/her Option Underlying Shares or to dispose of them other than in accordance with this Underwater Stock Options Liquidity Agreement, or to Nokia, between the date on which the Beneficiary receives a Reduced Liquidity Notification and until the Exchange Date;

•	to hold in pure registered form his/her Option Underlying Shares as long as they are held by the Beneficiary;

•	not to revoke the power of attorney referred to in Article 15 below; and

•	not to exercise his/her Stock Options if and for so long as he/she holds insider information regarding Nokia and/ or the Company.

10.	Exchange of the Company Shares pursuant to the Underwater Stock Options Liquidity Agreement

Any Company Share to be delivered by the Beneficiary shall be transferred to Nokia or to any third party designated by Nokia with full ownership including all of the rights pertaining thereto as of the effective date of transfer, free from any privilege, rights, charges, restrictions and any third party rights of any nature whatsoever.

11.	Notifications

Except as otherwise provided in this Underwater Stock Options Liquidity Agreement, any correspondence to be addressed to the Beneficiary in relation to the Underwater Stock Options Liquidity Agreement shall be sent by email to the email address provided by the Company to Nokia. The Beneficiary hereby consents to all disclosure and sharing of personal information relating to such Beneficiary if they are necessary or advisable for the performance of this Underwater Stock Options Liquidity Agreement (including, without limitation, his/her name and email address). The Beneficiary will be entitled to exercise his or her rights pursuant to applicable data privacy laws and regulations, including French Law n° 78-17 of January 6, 1978.

Except as otherwise provided in this Underwater Stock Options Liquidity Agreement, any correspondence to be addressed to Nokia or to the Company in relation to the Underwater Stock Options Liquidity Agreement shall be sent by registered letter with acknowledgment of receipt at the following address:

Nokia Corporation

Human Resources Department

Head of Compensation

Karaportti 3, P.O. Box 226

FI-00045 Nokia Group

Finland

Alcatel-Lucent

Direction des Ressources Humaines

148/152, Route de la Reine

92100 Boulogne-Billancourt

France

12.	Successors

Neither Party may transfer or assign the benefit of all or any of its rights or obligations under the Underwater Stock Options Liquidity Agreement, directly or indirectly and in any manner whatsoever, except (i) in the case of the Beneficiary, as a result of the death of the Beneficiary, in which case the Company and Nokia shall be promptly advised thereof and provided that the Beneficiary’s successor shall be bound by the terms of this Underwater Stock Options Liquidity Agreement, to the extent not expressly prohibited under applicable law, and (ii) in the case of Nokia, to an affiliate or to a financial institution appointed by Nokia or any of its affiliates.

13.	Term of this Underwater Stock Options Liquidity Agreement

This Underwater Stock Options Liquidity Agreement shall be effective as of the date of its execution by all Parties (and in the case of the Beneficiary, as of the date he/she has completed the Acceptance Process of the Stock Options Acceleration Agreement) and shall be valid for a period of ten (10) years from that date, without prejudice to the duration of the relevant Stock Options plans as described in such plans rules.

In the event that all of the Option Underlying Shares held by the Beneficiary are exchanged by the Beneficiary in compliance with this Underwater Stock Options Liquidity Agreement, and that such Beneficiary no longer holds any Stock Option, the reciprocal undertakings of the Parties with regard to the said transferred Company Shares would expire.

14.	Governing law and competent jurisdiction

This Underwater Stock Options Liquidity Agreement is governed by the laws of France, without regard to principles of conflicts of law. All disputes arising out of or in connection with this Underwater Stock Options Liquidity Agreement shall be submitted to the competent courts located within the jurisdiction of the Versailles Court of Appeals.

15.	Power of attorney

The power of attorney granted hereby by the Beneficiary to the Company in relation with the Underwater Stock Options Liquidity Agreement aims at ensuring the proper completion of the obligations of the Beneficiary and is irrevocable. This power of attorney is deemed to be a power of attorney entered into in the interest of all the Parties (mandat d’intérêt commun).

The Beneficiary irrevocably and unconditionally grants a power of attorney to the Company for the purpose of, in the name and on behalf of the Beneficiary, sending or receiving any notification, signing or receiving any form and carrying out any required formality for the completion of the Exchanges set out in the Underwater Stock Options Liquidity Agreement and, in general, making any statement, delivering any certificate, signing any agreement, deed, or other document and generally taking, in the name and on behalf of the Beneficiary, any action required for the completion of the Exchanges set out in the Underwater Stock Options Liquidity Agreement, in compliance with the choices made or deemed made by the Beneficiary upon acceptance of the Underwater Stock Options Liquidity Agreement.

The Beneficiary also undertakes to approve any action taken by the Company pursuant to the said powers of attorney in compliance with the choices he/she has made, subject to the above limitations.

The Beneficiary grants a power of attorney to the Company to instruct the Administrator to, and the Company hereby undertakes to instruct the Administrator to, carry out the Option Underlying Shares Exchange or, as the case may be, the Cash Exchange, as well as any formality required for the completion of the Exchanges, except if a claim has been delivered in accordance with Article 7 and specifying the nature and detailing the reasons of such claim, in which case the Option Underlying Shares Exchange Date or the Cash Exchange Date shall occur five (5) business days as from the date on which the Beneficiary and Nokia will have reached an agreement on the Exchange Ratio or, as the case may be, the date on which the Third-Party Arbitrator will have rendered his conclusions.

16.	Third parties

Subject to the provisions of Articles 12 and 15, no third party to this Underwater Stock Options Liquidity Agreement shall have any rights or obligations on the basis of, or shall rely on the terms and conditions of, this Underwater Stock Options Liquidity Agreement.

17.	Costs

Except as otherwise provided herein, each Party shall pay all the costs and expenses (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by that Party or owed by it under applicable law, in connection with this Underwater Stock Options Liquidity Agreement.

In particular, the Beneficiary would be subject to a Finnish transfer tax of 1.6% of the value of the Nokia treasury shares if it receives Nokia treasury shares in exchange for its Option Underlying Shares.

18.	Acceptance – Specific Performance

If the Beneficiary complies with the Acceptance Process of the Stock Options Acceleration Agreement, the Beneficiary irrevocably undertakes vis-a-vis Nokia to transfer to Nokia (and accepts that the required instructions will be given to the Administrator) his/her Company Shares resulting from the exercise of his/her Stock Options which are in the scope of Article 3 of this Underwater Stock Options Liquidity Agreement and provided that the exercised occurred after the Reduced Liquidity Notification and Nokia irrevocably undertakes vis-a-vis the Beneficiary to acquire such Company Shares in the conditions described in this Underwater Stock Options Liquidity Agreement.

In the event of breach, in addition to all other remedies which the non-breaching Party may have under applicable law, the non-breaching Party shall be entitled to specific performance (exécution forcée) and injunctive or equivalent relief in accordance with applicable law, including article 1221 of the draft order of the French Ministry of Justice (if applicable on the relevant date). In addition, each of the Parties agree to waive the benefit of article 1142 of the French Civil Code in the event of breach.

Appendix 1 to the Underwater Stock Options Liquidity Agreement

Definitions

The terms and expressions below shall have the following meanings:

“Acceptance Process”	As defined in the Stock Options Acceleration Agreement.

“Administrator”	Société Générale Securities Services.

“AMF General Regulation”	The general regulation of the Autorité des marchés financiers, the French stock exchange regulator, which is available in French and English at www.amf-france.org.

“Article”	Unless specified otherwise herein, means the Article of this Underwater Stock Options Liquidity Agreement.

“Beneficiary”	The person having become a party to this Underwater Stock Options Liquidity Agreement on the date indicated hereof.

“business day”	A day other than Saturday or Sunday where the banks are open for business in Finland.

“Cash Exchange”	As defined in Article 5 of this Underwater Stock Options Liquidity Agreement.

“Cash Exchange Date”	The date on which the Cash Exchange occurs.

“Company Extraordinary Distribution”	As defined in Appendix 3 to this Underwater Stock Options Liquidity Agreement.

“Company Merger”	As defined in Appendix 3 to this Underwater Stock Options Liquidity Agreement.

“Company Shares”	Ordinary shares issued by the Company and the American depository shares issued by the Company.

“Exchange”	Means the Option Underlying Share Exchange or the Cash Exchange.

“Exchange Date”	Means the date on which the Exchange occurs.

“Exchange Ratio”	As defined in Article 6 of this Underwater Stock Options Liquidity Agreement.

“Exercise Price”	The price to be paid upon exercise of the Stock Options.

“Initial Offering Period”	Refers to the first offering period, as referred to in Article 232-2 of the AMF General Regulation, the result of which will determine whether a Subsequent Offering Period will be opened or not.

“Nokia Merger”	As defined in Appendix 3 to this Underwater Stock Options Liquidity Agreement.

“Nokia Shares”	Ordinary shares issued by Nokia and the American depository shares issued by Nokia.

“Option Underlying Shares”	Company Shares that have been or will be delivered by the Company to the Beneficiary in connection with his/her Stock Options.

“Option Underlying Shares Exchange”	As defined in Article 5 of this Underwater Stock Options Liquidity Agreement.

“Option Underlying Shares Exchange Date”	The date on which the Option Underlying Shares Exchange occurs.

“Public Exchange Offers”	Public exchange offers in France and in the United States initiated by Nokia on the securities of the Company, as approved by the Autorité des marchés financiers in France and by the Securities and Exchange Commission in the United States.

“Reduced Liquidity”	As defined in Article 4 of this Underwater Stock Options Liquidity Agreement.

“Reduced Liquidity Notification”	As defined in Article 4 of this Underwater Stock Options Liquidity Agreement.

“Sale Price”	As defined in the Stock Options Acceleration Agreement.

“Stock Options”	Any option to subscribe for or acquire Company Shares granted by the Company’s board of directors to a Beneficiary pursuant to the Share Plans.

“Stock Options Acceleration Agreement”	The Stock Options Acceleration Agreement this Underwater Stock Options Liquidity Agreement is appended to, entered into between the Company, the Beneficiary and Nokia (only for purposes of Article 5 thereto and as further described therein).

“Underwater Stock Options Liquidity Agreement”	This agreement executed by Nokia, the Company and the Beneficiary, including its appendices.

“Subsequent Offering Period”	Subsequent offering period for the French public exchange offer in accordance with article 232-4 of the AMF General Regulation.

“Success Threshold”	Refers to the (i) ownership by Nokia, on the date of the settlement of the initial offering period of the Public Exchange Offers, of more than 50% of the shares of Alcatel Lucent on a fully diluted basis, in accordance with article 231-9-II of the AMF General Regulation or (ii) satisfaction, at Nokia’s sole discretion on the date of publication of the final results of the initial offering period of the Public Exchange Offers, that such ownership condition will be met, or (iii) the express decision by Nokia’s board of directors, on or prior to the date of publication of the final results of the initial offering period of the Public Exchange Offers, to waive such voluntary minimum threshold and to establish the success threshold as described in article 231-9-I of the AMF General Regulation, pursuant to which any public offer at the close of which the offeror does not hold a number of shares representing a fraction of more than 50% of the share capital or voting rights, shall be null and void.

“Third-Party Arbitrator”	As defined in Article 8 of this Underwater Stock Options Liquidity Agreement.

Appendix 2 to the Underwater Stock Options Liquidity Agreement

The following plans are in the scope of this

Underwater Stock Options Liquidity Agreement

Plan n°	Plan date	End of vesting period
A0713CORO2 A0713COBE2 A0713CONH2 A0713COFR2 A0713NHNH2 A0713COIS2	Plan dated July 12, 2013	July 12, 2017

A1212NHNH2	Plan dated December 17, 2012	December 17, 2016

A0812NHRO2 A0812NHFR2 A0812NHNH2	Plan dated August 13, 2012	August 13, 2016

A0312CORO2 A0312COBE2 A0312CONH2 A0312NHNH2 A0312NHFR2 A0312CPFR2 A0312COFR2 A0312NHRO2 A0312COIS2	Plan dated March 14, 2012	March 14, 2016

A1211NHNH2 A1211NHFR2 A1211NHIS2	Plan dated December 1, 2011	December 1, 2015

A0911NHBE2 A0911NHFR2 A0911NHRO2 A0911NHIS2 A0911NHNH2	Plan dated September 1, 2011	September 1, 2015

A0611NHNH2 A0611NHFR2 A0611NHRO2 A0611NHIS2	Plan dated June 1, 2011	June 1, 2015

A0311CORO2 A0311COBE2 A0311COFR2 A0311CONH2 A0311CPFR2 A0311COIS2	Plan dated March 16, 2011	March 16, 2015

A0311NHFR2 A0311NHNHA A0311NHROW	Plan dated March 1, 2011	March 1, 2015

Plan n°	Plan date	End of vesting period
A1210NHNHA	Plan dated December 9, 2010	December 9, 2014

A1010NHNHA A1010NPFR2	Plan dated October 1, 2010	October 1, 2014

A0710NHNHA A0710NHFR2	Plan dated July 1, 2010	July 1, 2014

A0310COROW A0310CONHA A0310COBEL A0310COFRA A0310COISR A0310CPFRA A0310NHNHA	Plan dated March 17, 2010	March 17, 2014

A1209NHNHA	Plan dated December 1, 2009	December 1, 2013

A1009NHFRA A1009NHNHA	Plan dated October 1, 2009	October 1, 2013

A0709NHNHA A0709NHFRA	Plan dated July 1, 2009	July 1, 2013

A0309EXROW A0309EXBEL A0309EXFRA A0309EXNHA A0309EXISR	Plan dated March 18, 2009	March 18, 2013

A0309COROW A0309CONHA A0309COBEL A0309COFRA A0309NHNHA A0309COISR A0309CPFRA	Plan dated March 18, 2009	March 18, 2013

A1208NHNHA A1208NHFRA	Plan dated December 31, 2008	December 31, 2012

A0708NHROW A0708NHNHA A0708NHFRA	Plan dated July 1, 2008	July 1, 2012

A0308COROW A0308COBEL A0308COFRA A0308CONHA A0308COISR	Plan dated March 25, 2008	March 25, 2012

Appendix 3 to the Underwater Stock Options Liquidity Agreement

Exchange Ratio Adjustments

1)	Merger

A.	Merger of the Company

In case of a merger of the Company into another company (the “Company Merger”), the Option Underlying Shares Exchange and Cash Exchange will apply with respect to the shares of the absorbing entity received by the Beneficiary in exchange for Company Shares resulting from Stock Options which are within the scope of Article 3 above. The Exchange Ratio will be adjusted as follows:

Exchange RatioAdjusted	=	Exchange Ratio	x	1
RatioMerger

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of the absorbing company shares in case of a Company Merger

Assumptions:

•	RatioMerger = 2 shares of the absorbing company for each Company Share

•	Transfer of 200 shares of the absorbing company by the Beneficiary in January 2017 after the Company Merger

Exchange RatioAdjusted	=	0.55	x	1/2

Exchange RatioAdjusted	=	0.275

The number of Nokia Shares to be received is: 200 x 0.275 = 55

B.	Merger of Nokia

In case of a merger of Nokia into another company (the “Nokia Merger”), the Beneficiary will receive shares of the absorbing entity upon the Option Underlying Shares Exchange and will receive, in cash, the equivalent value of the absorbing entity shares pursuant to the Cash Exchange. The Exchange Ratio will be adjusted as follows:

Exchange RatioAdjusted	=	Exchange Ratio	x	RatioMerger

Theoretical example of calculation of the number of absorbing company shares to be received in exchange of Company Shares in case of a Nokia Merger

Assumptions:

•    RatioMerger = 2 shares of the absorbing company for each Nokia Share

•    Transfer of 200 Company Shares by the Beneficiary in January 2017 after the Nokia Merger

Exchange RatioAdjusted	=	0.55	x	2

Exchange RatioAdjusted	=	1.1

The number of the absorbing company shares to be received is: 200 x 1.1 = 220

2)	Extraordinary distribution

A.	Extraordinary distribution by Nokia

If Nokia carries out a distribution of a special dividend, as defined for purposes of Nokia’s then applicable stock option plans, the Exchange Ratio shall be adjusted in accordance with the then applicable stock option plans.

B.	Extraordinary distribution by the Company

If the Company carries out a distribution of an amount higher than the Company’s previous year net consolidated profit including a distribution of shares of a spin-off entity, (the “Company Extraordinary Distribution”) after the end of the Public Exchange Offers period, the Exchange Ratio shall be adjusted as follows:

Exchange RatioAdjusted	=	(Exchange Ratio x PNokia) - EDAlcatel
PNokia

Where:	“Exchange RatioAdjusted” means the number of Nokia Shares to be delivered for one Company Share after adjustment;

“PNokia” means the price of a Nokia Share on the day preceding the Company Extraordinary Distribution; and

“EDAlcatel” means the amount per share received by Company shareholder corresponding to the Company Extraordinary Distribution.

Such adjustment will only apply to the extent the Beneficiary (i) has received the relevant Company Extraordinary Distribution in respect of Option Underlying Shares resulting from Stock Options that are already exercised or (ii) has benefitted from a modification of the relevant plan due to the Company Extraordinary Distribution such as the adjustment provided in case of distribution of retained earnings under article L.225-181 of the French Commercial Code.

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares in case of a Company Extraordinary Distribution

Assumptions:

•	Transfer of 200 Company Shares by the Beneficiary in January 2017

•	EDAlcatel = €1/Company Share

•	PNokia = 8

Exchange RatioAdjusted	=	(0.55 x 8) - 1
		8

Exchange RatioAdjusted	=	0.425

The number of Nokia Shares to be received is: 200 x 0.425 = 85

3)	Other adjustments

In the event that any other transaction specifically listed in Article L. 225-181 of the French Commercial Code, or a stock split or a reverse stock split (i.e., share consolidation), is carried out by the Company, the Exchange Ratio shall be adjusted in order to allow the Beneficiary to obtain the same value in Nokia Shares pursuant to the Option Underlying Shares Exchange or in cash pursuant to the Cash Exchange as the Beneficiary would have obtained assuming that the said transactions had not been carried out.

In the event that (i) a capital increase by way of incorporation of reserves (as defined in Article L. 225-181 of the French Commercial Code), (ii) a capital increase with or without shareholders’ preferential subscription right issued, in each case, with a discount of more than 10% on the stock price (except (a) capital increases completed to finance an acquisition where Nokia uses shares as payment, at a premium to the prevailing share price of the target company in the transaction, and (b) capital increases where equity shares or other securities are issued, offered, exercised, allotted, appropriated, modified or granted to, or for the benefit of, employees or former employees, directors, non-executive directors or executives holding or formerly holding executive office or the personal service company of any such persons or their spouses or relatives, in each case, of Nokia or any of its subsidiaries or any associated company or to a trustee or nominee to be held for the benefit of any such person), or (iii) a stock split or a reverse stock split (i.e., share consolidation) is carried out by Nokia, the Exchange Ratio shall be adjusted in order to allow the Beneficiary to obtain the same value in Nokia Shares pursuant to the Option Underlying Shares Exchange or in cash pursuant to the Cash Exchange as the Beneficiary would have obtained assuming the said transactions had not been carried out.

For example in case of share consolidation carried out by Nokia, the Exchange Ratio would be adjusted as follows:

Exchange RatioAdjusted	=	Exchange Ratio	x	Number of Nokia Shares composing the share capital after the consolidation
Number of Nokia Shares composing the share capital prior to the consolidation

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares in case of share consolidation carried out by Nokia

Assumptions:

•	Transfer of 200 Company Shares by the Beneficiary in January 2017

•	Share consolidation = 10 existing Nokia Shares become 1 new Nokia Share value

•	Number of shares before the consolidation = 3,678,181,540

•	Number of shares after the consolidation = 367,818,154

Exchange RatioAdjusted	=	0.55	x	(367,818,154 / 3,678,181,540)

Exchange RatioAdjusted	=	0.055

The number of Nokia Shares to be received is: 200 x 0.055 = 11

4)	Value of the Company Shares and Nokia Shares

For the calculation of any adjustment factor as described above, the value of the Company Shares or Nokia Shares at a specific date shall be equal to the weighted average of trading prices during the three trading days preceding such date. Failing this, the value shall be determined by an expert with an international reputation, designated by Nokia or the Company, as the case may be, which opinion shall be irrevocable.

LONG FORM STOCK OPTIONS ACCELERATION AGREEMENT

BETWEEN:

•	Alcatel-Lucent, a société anonyme incorporated under the laws of France, with a share capital of EUR 141,210,168.20, which registered office is located 148/152, Route de la Reine – 92100 – Boulogne-Billancourt, France, registered with the Nanterre company registry under number 542.019.096, represented for the purposes hereof by Monsieur Philippe Camus, duly authorized (the “Company”), on the first part,

•	The beneficiary having complied with the Acceptance Process (the “Beneficiary”),

on the second part,

AND

•	Nokia Corporation, a corporation incorporated under the laws of Finland, with a share capital of EUR 245,896,461.96, which registered office is located Karaportti 3, 02610 Espoo, Finland, registered with the Trade Register of the Finnish Patents and Registration Office under number 0112038-9, duly represented for the purposes hereof (“Nokia”, and together with the Company and the Beneficiary, the “Parties”), being a Party to this agreement only for the purposes of Article 5 hereof (as further described therein), on the third part,

RECITALS:

In connection with the Public Exchange Offers, the Company has undertaken to propose an acceleration mechanism that would enable the Beneficiary to monetize his/her Stock Options for cash during the Public Exchange Offers. The terms and conditions of such acceleration mechanism are set forth in this agreement.

THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

1.	Acceptance of this Stock Options Acceleration Agreement

The terms and conditions of this stock options acceleration agreement (the “Stock Options Acceleration Agreement”) shall be applicable and binding to the Beneficiary and the Company provided that the Beneficiary complies with the Acceptance Process at any time between the first day and the last day of the Initial Offering Period.

2.	Definitions

The definitions of the terms contained in this Stock Options Acceleration Agreement are set forth in Appendix 1 to this Stock Options Acceleration Agreement.

3.	Scope of the Stock Options Acceleration Agreement

This Stock Options Acceleration Agreement is applicable to (i) all unvested Stock Options granted to the Beneficiary pursuant to any of the plans listed in Appendix 2 which excludes the Stock Options which are subject to a tax holding period or other restrictions under French or Belgian laws (the “Accelerated Stock Options”) and (ii) all vested Stock Options granted to the Beneficiary pursuant to any of the plans listed in Appendix 2 which excludes the Stock Options which are subject to a tax holding period or other restrictions under French or Belgian laws (collectively with the Accelerated Stock Options, the “Eligible Stock Options”).

4.	Acceleration of the Accelerated Stock Options

Subject to the Conditions Precedent and the Condition Subsequent, all vesting periods, vesting conditions, performance conditions, presence conditions and lock-up periods applying to the Beneficiary’s Accelerated Stock Options will be waived or accelerated (the “Acceleration”) on a date determined by the Company:

i.	between the day of publication of the final results of the Public Exchange Offers following the Initial Offering Period (excluded) and the second French trading day preceding the last day of the Subsequent Offering Period (included), provided that the Conditions Precedent are fulfilled and Nokia holds less than 95% of the Company’s share capital or voting rights; or

ii.	between the twentieth (20th) French trading day preceding the Squeeze-Out (included) and last day preceding the Squeeze-Out (included) provided that the Conditions Precedent are fulfilled and Nokia comes to hold 95% or more of the Company’s share capital and voting rights following the Initial Offering Period,

(the “Acceleration Date”).

In the event that any of the Conditions Precedent would not be fulfilled, this Stock Options Acceleration Agreement would not become valid and the vesting periods, vesting conditions, performance conditions, presence conditions and lock-up periods and all other conditions applying to the Beneficiary’s Accelerated Stock Options prior to the date hereof would remain unchanged.

The number of Accelerated Stock Options eligible for Acceleration in respect of the Beneficiary shall be equal to the total number of Accelerated Stock Options granted to the Beneficiary as if all presence conditions and performance conditions (if any) were fulfilled, provided however that in respect of conditions relating to periods ending prior to the last day of the Initial Offering Period, the Accelerated Stock Options will be exercisable to the extent such conditions have been fulfilled in accordance with their terms.

5.	Exercise of the Eligible Stock Options and sale of the Option Underlying Shares

The Beneficiary hereby gives irrevocable mandate to the Company to instruct the Administrator to, and the Company hereby undertakes to instruct the Administrator to, in his/her name and on his/her behalf:

•	exercise his/her Eligible Stock Options, provided however that the Eligible Stock Options for which the Sale Price is lower than the sum of the Exercise Price, the exercise commission and the trading fees applicable to the exercise and sale transactions described herein, will not be exercised (the “Underwater Options”);

•	sell the Option Underlying Shares at the Sale Price during the Sale Period; and

•	transfer to the Beneficiary the Sale Price resulting from the sale of Option Underlying Shares reduced by the sum of the Exercise Price, the exercise commission, the trading fees and, in the jurisdictions where applicable, the relevant local withholding taxes or charges.

The Beneficiary hereby irrevocably undertakes, as from the last day of the Initial Offering Period, not to, and not to attempt to, exercise his/her Eligible Stock Options or sell the Options Underlying Shares otherwise than as provided in this Stock Options Acceleration Agreement.

In the event the Beneficiary would not comply in full with his/her obligations under the Stock Options Acceleration Agreement, in particular his/her commitments under Article 5 hereof (the “Condition Subsequent”), the acceleration and waiver would be automatically revoked and any exercise by the Beneficiary of Eligible Stock Options would be declared null and void, without any obligation or liability of the other Parties towards the Beneficiary, in accordance with the provision of article 1183 of the French Civil Code. The Condition Subsequent is stipulated in the interest of the Company and therefore may be waived by the Company only.

The Beneficiary hereby irrevocably accepts to be bound by the terms and conditions of the Underwater Stock Options Liquidity Agreement appended hereto (Appendix 3) with respect to the Underwater Options.

The Beneficiary hereby also irrevocably accepts to be bound by the terms and conditions of the Lock-Up Stock Options Liquidity Agreement appended hereto (Appendix 4) with respect to any Stock Options which are subject to a tax holding period or other restrictions under French or Belgian laws, listed in schedule 2 to such Lock-Up Stock Options Liquidity Agreement, except if the Beneficiary accepts an acceleration agreement in respect of these Stock Options.

It is expressly agreed that Nokia is a Party to this Stock Option Acceleration Agreement solely for purposes of the two immediately preceding paragraphs of this Article 5, in order to record the valid and binding consent of Nokia, the Company and the Beneficiary to enter into the Underwater Stock Option Liquidity Agreement and the Lock-Up Stock Options Liquidity Agreement set forth in Appendix 3 and Appendix 4 respectively. Nokia shall have no duty or liability of any nature whatsoever with respect to any other provisions of this Stock Options Acceleration Agreement.

The Parties agree that the liquidity mechanisms referred to above may be adapted to comply with possible applicable statutory, regulatory or other similar constraints and will not be implemented if Nokia and the Company determine, at their full discretion but upon the advice of external legal counsel, that the formalities required under such statutory, regulatory or other similar constraints are too cumbersome.

Subject to applicable local laws and regulations, the amounts received by the Beneficiary under this Stock Options Acceleration Agreement will not be taken into account for the computation of his/her severance payment, if any.

6.	Successors

Neither Party may transfer or assign the benefit of all or any of its rights or obligations under this Stock Options Acceleration Agreement, directly or indirectly and in any manner whatsoever, except as a result of the death of the Beneficiary, in which case the Company shall be promptly advised thereof and provided that the Beneficiary’s successor shall be bound by the terms of this Stock Options Acceleration Agreement, to the extent not expressly prohibited under applicable law.

7.	Term of this Stock Options Acceleration Agreement

This Stock Options Acceleration Agreement shall be effective as of the date of its execution by all Parties (and in the case of the Beneficiary as of the date it has completed the Acceptance Process as set out in Article 11) and shall be valid for a period of ten (10) years from that date.

In the event that all of the Beneficiary’s Option Underlying Shares are sold in compliance with the Stock Options Acceleration Agreement prior to the date of settlement of the Public Exchange Offers (including pursuant to any Subsequent Offering Period), or, as the case may be, the Squeeze-Out, the reciprocal undertakings of the Parties hereunder with regard to the said transferred Company Shares would expire.

8.	Costs

Except as otherwise provided herein, each Party shall pay all the costs and expenses (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by that Party or owed by it under applicable law, in connection with this Stock Options Acceleration Agreement.

9.	Governing law and competent jurisdiction

This Stock Options Acceleration Agreement is governed by the laws of France, without regard to principles of conflicts of law. All disputes arising out of or in connection with this Stock Options Acceleration Agreement shall be submitted to the competent courts located within the jurisdiction of the Versailles Court of Appeals.

10.	Power of attorney

The power of attorney granted hereby by the Beneficiary to the Company to give instructions to the Administrator in relation with the Stock Options Acceleration Agreement aims at ensuring the proper completion of the obligations of the Beneficiary and is irrevocable. This power of attorney is deemed to be a power of attorney entered into in the interests of all the Parties (mandat d’intérêt commun).

The Beneficiary irrevocably and unconditionally grants a power of attorney to the Company to give instructions to the Administrator for the purpose of, in the name and on behalf of the Beneficiary, (i) sending or receiving any notification, signing or receiving any form and carrying out any required formality for the completion of his/her obligations under this Stock Options Acceleration Agreement and, in general, (ii) making any statement, delivering any certificate, signing any agreement, deed, or other document and (iii) taking, in the name and on behalf of the Beneficiary, any action required for the completion of his/her obligations under this Stock Options Acceleration Agreement, in compliance with the choices made or deemed made by the Beneficiary upon acceptance of the Stock Options Acceleration Agreement.

The Beneficiary also undertakes to approve any action taken by the Administrator on the instructions of the Company pursuant to the said powers of attorney in compliance with the choices he/she has made, subject to the above limitations.

11.	Acceptance – Specific Performance

If the Beneficiary wishes to enter into this Stock Options Acceleration Agreement, he/she shall comply with the acceptance process on the website https://alcatel-lucent.assets.voxaly.com/ by the last day of the Initial Offering Period (the “Acceptance Process”).

Should the Beneficiary not enter into this Stock Options Acceleration Agreement in the manner and by the date referred to above, the Beneficiary shall be deemed to have finally and irrevocably waived and forfeited his/her right to enter into this Stock Options Acceleration Agreement.

The Beneficiary is the only person who may decide to enter (or not) into this Stock Options Acceleration Agreement. In this respect, the Beneficiary is invited to consult his/her own specialized counsel if he/she wishes to obtain further information as to his/her rights and obligations hereunder.

If the Beneficiary complies with the Acceptance Process, the Beneficiary (i) irrevocably undertakes to accept the Acceleration of the Accelerated Stock Options, the exercise of the Eligible Stock Options and the sale at the Sale Price of the Option Underlying Shares, and (ii) irrevocably accepts to be bound by the Underwater Stock Option Liquidity Agreement and the Lock Up Stock Option Liquidity Agreement, without any further formality.

In the event of breach, in addition to all other remedies which the non-breaching Party may have under applicable law, the non-breaching Party shall be entitled to specific performance (exécution forcée) and injunctive or equivalent relief in accordance with applicable law, including article 1221 of the draft order of the French Ministry of Justice (if applicable on the relevant date). In addition, each of the Parties agree to waive the benefit of article 1142 of the French Civil Code in the event of breach.

This Agreement is made in electronic form according to the provisions of article 1325 of the French Civil code.

[The rest of the page has been left blank intentionally]

The Company
Represented by: Philippe Camus

Nokia
Represented by:

Represented by:

[Signature page for the Long Form Stock Options Acceleration Agreement]

Appendix 1

Definitions

The terms and expressions below shall have the following meanings:

“Accelerated Stock Options”	As defined in Article 3 of this Stock Options Acceleration Agreement.

“Acceleration”	As defined in Article 4 of this Stock Options Acceleration Agreement.

“Acceleration Date”	As defined in Article 4 of this Stock Options Acceleration Agreement.

“Acceptance Process”	As defined in Article 11 of this Stock Options Acceleration Date.

“Administrator”	Société Générale Securities Services.

“AMF General Regulation”	The general regulation of the Autorité des marchés financiers, the French stock exchange regulator, which is available in French and English at www.amf-france.org.

“Beneficiary”	The person having accepted this Stock Option Acceleration Agreement.

“Company Shares”	Ordinary shares issued by the Company and the American depository shares issued by the Company.

“Condition Subsequent”	As defined in Article 5 of this Stock Options Acceleration Agreement.

“Conditions Precedent”	Means (i) the satisfaction of the presence conditions by the Beneficiary as of the last day of the Initial Offering Period, (ii) the approval by Nokia’s shareholders of the resolutions required to implement the Offer, and (iii) Nokia reaching the Success Threshold following the Initial Offering Period.

“Eligible Stock Options”	As defined in Article 3 of this Stock Options Acceleration Agreement.

“Exercise Price”	The price to be paid upon exercise of the Stock Options.

“Initial Offering Period”	Refers to the first offering period, as referred to in article 232-2 of the AMF General Regulation and as determined in a notice published by the Autorité des Marchés Financiers, the result of which will determine whether a Subsequent Offering Period will be opened or not.

“Option Underlying Shares”	Company Shares that will be delivered by the Company to the Beneficiary in connection with the exercise of his/her Eligible Stock Options that are effectively exercised pursuant to Article 5 of this Stock Options Acceleration Agreement.

“Public Exchange Offers”	Public exchange offers in France and in the United States initiated by Nokia on the securities of the Company, as approved by the Autorité des Marchés Financiers in France and by the Securities and Exchange Commission in the United States.

“Sale Period”	Shall mean the period determined by the Company between the date of publication of the final results of the Initial Offering Period (excluded) to (i) the second French trading day (included) preceding the last day of the Subsequent Offering Period or, if there is no Subsequent Offering Period, (ii) the Squeeze-out (included).

“Sale Price”	The Sale Price shall be equal to the volume weighted average market sale price of all Company Shares sold by the Administrator during the Sale Period for all the relevant beneficiaries pursuant to (i) the acceleration mechanisms including, for the Stock Options acceleration mechanism, the Company Shares resulting from the undertaking to exercise the relevant vested stock options, and (ii) the share plan granted in 2015 to replace the 2014 stock options plan.

“Squeeze-Out”	Refers to the squeeze-out procedure (retrait obligatoire) that Nokia would launch on the Company Shares should it come to own 95% or more of the Company’s share capital and voting rights in accordance with articles 237-14 et seq. of the AMF General Regulation.

“Stock Options”	Any option to subscribe for or acquire Company Shares granted by the Company’s board of directors to the Beneficiary.

“Stock Options Acceleration Agreement”	This agreement executed by the Company and the Beneficiary, including its appendices.

“Subsequent Offering Period”	Subsequent offering period for the French public exchange offer in accordance with article 232-4 of the AMF General Regulation.

“Success Threshold”	Refers to the (i) ownership by Nokia, on the date of the settlement of the initial offering period of the Public Exchange Offers, of more than 50% of the shares of Alcatel Lucent on a fully diluted basis, in accordance with article 231-9-II of the AMF General Regulation or (ii) satisfaction, at Nokia’s sole discretion on the date of publication of the final results of the initial offering period of the Public Exchange Offers, that such ownership condition will be met, or (iii) the express decision by Nokia’s board of directors, on or prior to the date of publication of the final results of the Initial Offering Period of the Public Exchange Offers, to waive such voluntary minimum threshold and to establish the success threshold as described in article 231-9-I of the AMF General Regulation, pursuant to which any public offer at the close of which the offeror does not hold a number of shares representing a fraction of more than 50% of the share capital or voting rights, shall be null and void.

“Underwater Options”	As defined in Article 5 of this Stock Options Acceleration Agreement.

Appendix 2

The following plans are in the scope of this

Stock Options Acceleration Agreement

Plan n°	Plan date	End of vesting period
A0713COBE2 (only if the Beneficiary is not subject to a tax restriction period pursuant to this plan) A0713CORO2 A0713CONH2 A0713COFR2 A0713NHNH2 A0713COIS2	Plan dated July 12, 2013	July 12, 2017

A1212NHNH2	Plan dated December 17, 2012	December 17, 2016

A0812NHRO2 A0812NHNH2	Plan dated August 13, 2012	August 13, 2016

A0312CORO2 A0312COBE2 A0312CONH2 A0312NHNH2 A0312NHRO2 A0312COIS2	Plan dated March 14, 2012	March 14, 2016

A1211NHNH2 A1211NHFR2 A1211NHIS2	Plan dated December 1, 2011	December 1, 2015

A0911NHBE2 A0911NHFR2 A0911NHRO2 A0911NHIS2 A0911NHNH2	Plan dated September 1, 2011	September 1, 2015

A0611NHNH2 A0611NHFR2 A0611NHRO2 A0611NHIS2	Plan dated June 1, 2011	June 1, 2015

A0311CORO2 A0311COBE2 A0311COFR2 A0311CONH2 A0311CPFR2 A0311COIS2	Plan dated March 16, 2011	March 16, 2015

A0311NHFR2 A0311NHNHA A0311NHROW	Plan dated March 1, 2011	March 1, 2015

Plan n°	Plan date	End of vesting period
A1210NHNHA	Plan dated December 9, 2010	December 9, 2014

A1010NHNHA A1010NPFR2	Plan dated October 1, 2010	October 1, 2014

A0710NHNHA A0710NHFR2	Plan dated July 1, 2010	July 1, 2014

A0310COROW A0310CONHA A0310COBEL A0310COFRA A0310COISR A0310CPFRA A0310NHNHA	Plan dated March 17, 2010	March 17, 2014

A1209NHNHA	Plan dated December 1, 2009	December 1, 2013

A1009NHFRA A1009NHNHA	Plan dated October 1, 2009	October 1, 2013

A0709NHNHA A0709NHFRA	Plan dated July 1, 2009	July 1, 2013

A0309EXROW A0309EXBEL A0309EXFRA A0309EXNHA A0309EXISR	Plan dated March 18, 2009	March 18, 2013

A0309COROW A0309CONHA A0309COBEL A0309COFRA A0309NHNHA A0309COISR A0309CPFRA	Plan dated March 18, 2009	March 18, 2013

A1208NHNHA A1208NHFRA	Plan dated December 31, 2008	December 31, 2012

A0708NHROW A0708NHNHA A0708NHFRA	Plan dated July 1, 2008	July 1, 2012

A0308COROW A0308COBEL A0308COFRA A0308CONHA A0308COISR	Plan dated March 25, 2008	March 25, 2012

Appendix 3

Underwater Stock Options Liquidity Agreement

UNDERWATER STOCK OPTIONS LIQUIDITY AGREEMENT

BETWEEN:

•	Nokia Corporation, a corporation incorporated under the laws of Finland, with a share capital of EUR 245,896,461.96, which registered office is located Karaportti 3, 02610 Espoo, Finland, Finland, registered with the Trade Register of the Finnish Patents and Registration Office under number 0112038-9, duly represented for the purposes hereof (“Nokia”)

on the first part,

•	Alcatel-Lucent, a société anonyme incorporated under the laws of France, with a share capital of EUR 141,210,168.20, which registered office is located 148/152, Route de la Reine – 92100 – Boulogne-Billancourt, France, registered with the Nanterre company registry under number 542.019.096, represented for the purposes hereof by Philippe Camus, duly authorized, (the “Company”)

on the second part,

AND

•	The beneficiary having complied with the Acceptance Process of the Stock Options Acceleration Agreement (the “Beneficiary”, and together with Nokia and the Company, the “Parties”),

on the third part,

RECITALS:

In connection with the Public Exchange Offers, Nokia has undertaken under certain conditions to propose a mechanism that would ensure the liquidity of certain Option Underlying Shares if the liquidity of the Company Shares is significantly reduced as a result of the completion of the Public Exchange Offers (as further described below). The terms and conditions of this liquidity mechanism are set forth in this agreement.

THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

1.	Acceptance of the Underwater Stock Options Liquidity Agreement

The terms and conditions of this liquidity agreement (the “Underwater Stock Options Liquidity Agreement”) shall be applicable to and binding on the Beneficiary, Nokia and the Company, provided that (i) Nokia reaches the Success Threshold following the Initial Offering Period and (ii) the resolutions required to implement the Public Exchange Offers are approved by Nokia’s shareholders.

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2.	Definitions

The definitions of the terms contained in this Underwater Stock Options Liquidity Agreement are set forth in Appendix 1 to this Underwater Stock Options Liquidity Agreement.

3.	Scope of the Underwater Stock Options Liquidity Agreement

If the Beneficiary has accepted the Stock Options Acceleration Agreement, this Underwater Stock Options Liquidity Agreement is applicable to any of the Stock Options granted to the Beneficiary pursuant to the plans listed in Appendix 2 and subject to the cashless exercise undertaking provided for in the Stock Options Acceleration Agreement, provided that the Sale Price is lower than the sum of the Exercise Price of these Stock Options, the exercise commission and the trading fees applicable to the exercise of the Stock Options and sale transactions described in the Stock Options Acceleration Agreement.

If the Beneficiary has not accepted the Stock Options Acceleration Agreement, this Underwater Stock Options Liquidity Agreement is applicable to any of the vested Stock Options granted to the Beneficiary pursuant to the plans listed in Appendix 2 for which the sum of the Exercise Price, the exercise commission and the trading fees applicable to the exercise and sale of the Option Underlying Shares exceeds 90% of the market value of a Company Share on Euronext Paris at the closing of the last day of the Subsequent Offering Period.

4.	Reduced Liquidity of Company Shares

A reduced liquidity (a “Reduced Liquidity”) of the Company Shares held by the Beneficiary shall occur if at least one of these conditions applies:

•	The Company Shares are no longer listed on a regulated stock market within the meaning of article L. 421-1 of the French monetary and financial code (Code monétaire et financier);

•	Nokia directly or indirectly holds at least 85% of the Company Shares; or

•	the average daily volume of the Company Shares traded on Euronext Paris calculated on the last consecutive twenty (20) trading days preceding the relevant date falls below five million (5,000,000) Company Shares.

The Company shall notify to the Beneficiary and Nokia by email, as from the last day of the Subsequent Offering period, of the occurrence of any Reduced Liquidity of the Company Shares within 5 business days of such occurrence (the “Reduced Liquidity Notification”). The Reduced Liquidity Notification shall include an example of an Exchange Ratio calculation determined based on the assumption that the Option Underlying Shares Exchange occurred on the business day preceding the date of the Reduced Liquidity Notification, and shall detail the adjustments, if any, to be applied to the Exchange Ratio pursuant to this Underwater Stock Options Liquidity Agreement.

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Unless a claim is made in accordance with the provisions of Article 7, the Exchange Ratio calculation and the adjustments (if any) as notified shall be final and binding except if an updated Reduced Liquidity Notification is made before the Option Underlying Shares Exchange Date, in accordance with Article 6.2 of this Underwater Stock Options Liquidity Agreement and the Appendix 3 hereto, in which case such updated Reduced Liquidity Notification will replace and supersede the previous Reduced Liquidity Notification.

5.	Option Underlying Shares Exchange and Cash Exchange

All the Options Underlying Shares resulting from the exercise of any Stock Option being within the scope of Article 3 above shall be automatically exchanged by Nokia for Nokia Shares (the “Option Underlying Shares Exchange”) on the fifth (5th) business day following the exercise date of these relevant Stock Options (provided that the Beneficiary received a Reduced Liquidity Notification before the exercise of his/her Stock Options).

In the event the Beneficiary would exercise his/her Stock Options being within the scope of Article 3 above before having received a Reduced Liquidity Notification, he/she would not be entitled to benefit from any Exchange of his/her Option Underlying Shares.

The Exchange Ratio of the Option Underlying Shares transferred by the Beneficiary to Nokia pursuant to the Option Underlying Shares Exchange shall be determined by Nokia in accordance with the provisions of Article 6 below. In the event the application of the Exchange Ratio would entitle the Beneficiary to receive Nokia fractional rights, he/she would receive in cash (in EUR, rounded up to the closest cent; 0.5 cent shall be rounded up to 1 cent), as an indemnity for those fractional rights, the relevant fraction of the Nokia Share price as of the Option Underlying Shares Exchange Date.

Alternatively to the Option Underlying Shares Exchange, Nokia may choose to implement a payment in cash in respect of the Option underlying Shares, in its sole discretion (the “Cash Exchange”). The Cash Exchange would be applicable under the same conditions and requirements as the Option Underlying Shares Exchange except that the consideration for the exchange would not be Nokia Shares but a cash consideration equal to the value of the Nokia Shares the Beneficiary would have been entitled to receive by exchanging his/her Option Underlying Shares for Nokia Shares according to the Exchange Ratio. Such Nokia Shares value shall be based on the market value of a Nokia Share on the NASDAQ OMX Helsinki Ltd. at the closing of the last trading day preceding the Cash Exchange.

The Company and Nokia will have the option to proceed to the payments relating to the Cash Exchange and to the fractional rights indemnification through the Beneficiary’s next payroll (where relevant and to the extent legally permitted) and in any case, as soon as administratively practicable, notwithstanding the 5-day period allocated for the completion of the Option Underlying Shares Exchange.

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6.	Exchange Ratio

6.1	Exchange Ratio without adjustment

Nokia shall deliver, for the Company Shares exchanged under Article 5 above, a number of new and/or existing (at Nokia’s sole discretion) Nokia Shares calculated as follows and then rounded down to the next inferior whole number of Nokia Shares:

NNS	=	Exchange Ratio	x	NCS

Where:	“NNS” means the total number of Nokia Shares (rounded down to the next inferior whole number) to be delivered to the Beneficiary in exchange for his/her Company Shares;

“Exchange Ratio” means the number of Nokia Shares to be delivered for one Company Share in accordance with the terms of the Public Exchange Offers, i.e. 0.55; and

“NCS” means the number of Company Shares to be exchanged under this Underwater Stock Options Liquidity Agreement.

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares pursuant to this Underwater Stock Options Liquidity Agreement

Assumption: Transfer of 200 Company Shares by the Beneficiary in January 2017 without any adjustment.

NNS	=	0.55	x	200

NNS	=	110

6.2	Adjusted Exchange Ratio

Upon certain financial transactions carried out by Nokia or the Company affecting the value of their shares, the Exchange Ratio will be adjusted as described in Appendix 3.

For the avoidance of doubt, no adjustment will be made to the Exchange Ratio in the event of issuance of new shares by the Company or Nokia in relation to or as a result of the acceleration mechanisms mentioned herein, the grant of Company Shares in replacement of the 2014 stock options plans, the grant of Company performance shares in 2015 or the performance of this Underwater Stock Options Liquidity Agreement.

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7.	Claims

Any claim of the Beneficiary with respect to the Exchange Ratio shall be delivered by registered letter (with acknowledgement of the receipt) from the Beneficiary to Nokia, with a copy addressed to the Company, within five (5) business days as from the date the Company sent the Reduced Liquidity Notification to the Beneficiary in accordance with Article 4. The reasons for any claim shall be detailed precisely in such claim.

Nokia and the Beneficiary shall agree on an Exchange Ratio within five (5) business days as from the receipt by Nokia of the Beneficiary’s notification letter. If, after such period, Nokia and the Beneficiary have not been able to reach an agreement, the procedure provided for in Article 8 below shall apply.

8.	Third-Party Arbitrator

In case Nokia and the Beneficiary disagree on the Exchange Ratio, any person jointly selected by the Parties within ten (10) business days following the delivery of a claim made in accordance with Article 7 or, failing to do so within such timeframe, any other person appointed by the president of the Paris Tribunal de Grande Instance on the application of the most diligent Party, acting as third-party arbitrator within the meaning of article 1592 of the French Civil Code (the “Third-Party Arbitrator”) shall determine the Exchange Ratio, within twenty (20) business days as from the date it receives a registered letter with acknowledgment of receipt pursuant to which it has been appointed jointly by Nokia and the Beneficiary or by the president of the Paris Tribunal de Grande Instance.

In case this request is sent by the Beneficiary, the Beneficiary undertakes to send on the same day a copy of such letter to Nokia and the Company.

For the purpose of the performance of the Third-Party Arbitrator’s assignment, the Company, Nokia and the Beneficiary undertake to provide it with any relevant information relating to the adjustment provided for in Article 6.2 of this Underwater Stock Options Liquidity Agreement, that would be necessary for the Third Party Arbitrator to undertake its mission.

The Third-Party Arbitrator may request any such relevant and necessary information from the Company, Nokia and the Beneficiary.

Nokia, the Company and the Beneficiary shall be informed of the Third-Party Arbitrator’s conclusions as promptly as possible after completion of Third-Party Arbitrator’s assignment and no later than on the last day of the above-mentioned 20 business day period.

In the event the Third-Party Arbitrator fails to determine the Exchange Ratio within twenty (20) business days following the notification of its appointment, another Third-Party Arbitrator shall be appointed in the conditions set forth in this Article 8 to determine the Exchange Ratio within twenty (20) business days following the

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notification of its appointment and the previously appointed Third-Party Arbitrator shall be automatically revoked upon the appointment of the new Third-Party Arbitrator, and so on until a Third-Party Arbitrator effectively determines the Exchange Ratio.

Except in case of a manifest error (erreur manifeste), as interpreted by French courts, the Third-Party Arbitrator’s conclusions shall be final and binding, and therefore non-appealable, upon Nokia, the Company and the Beneficiary.

Any fees, charges and disbursements incurred for the purpose of the completion of the Third-Party Arbitrator’s assignment shall be borne by Nokia if the Third-Party Arbitrator gives right to the Beneficiary’s claim in full, and otherwise by the Beneficiary.

9.	Beneficiary’s undertakings

The Beneficiary hereby cumulatively undertakes vis-a-vis Nokia and the Company (except as provided for otherwise in writing by Nokia):

•	not to sell, transfer, convey, alienate, mortgage, pledge or encumber his/her Option Underlying Shares or to dispose of them other than in accordance with this Underwater Stock Options Liquidity Agreement, or to Nokia, between the date on which the Beneficiary receives a Reduced Liquidity Notification and until the Exchange Date;

•	to hold in pure registered form his/her Option Underlying Shares as long as they are held by the Beneficiary;

•	not to revoke the power of attorney referred to in Article 15 below; and

•	not to exercise his/her Stock Options if and for so long as he/she holds insider information regarding Nokia and/ or the Company.

10.	Exchange of the Company Shares pursuant to the Underwater Stock Options Liquidity Agreement

Any Company Share to be delivered by the Beneficiary shall be transferred to Nokia or to any third party designated by Nokia with full ownership including all of the rights pertaining thereto as of the effective date of transfer, free from any privilege, rights, charges, restrictions and any third party rights of any nature whatsoever.

11.	Notifications

Except as otherwise provided in this Underwater Stock Options Liquidity Agreement, any correspondence to be addressed to the Beneficiary in relation to the Underwater Stock Options Liquidity Agreement shall be sent by email to the email address provided by the Company to Nokia. The Beneficiary hereby consents to all disclosure and sharing of personal information relating to such Beneficiary if they are

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necessary or advisable for the performance of this Underwater Stock Options Liquidity Agreement (including, without limitation, his/her name and email address). The Beneficiary will be entitled to exercise his or her rights pursuant to applicable data privacy laws and regulations, including French Law n° 78-17 of January 6, 1978.

Except as otherwise provided in this Underwater Stock Options Liquidity Agreement, any correspondence to be addressed to Nokia or to the Company in relation to the Underwater Stock Options Liquidity Agreement shall be sent by registered letter with acknowledgment of receipt at the following address:

Nokia Corporation

Human Resources Department

Head of Compensation

Karaportti 3, P.O. Box 226

FI-00045 Nokia Group

Finland

Alcatel-Lucent

Direction des Ressources Humaines

148/152, Route de la Reine

92100 Boulogne-Billancourt

France

12.	Successors

Neither Party may transfer or assign the benefit of all or any of its rights or obligations under the Underwater Stock Options Liquidity Agreement, directly or indirectly and in any manner whatsoever, except (i) in the case of the Beneficiary, as a result of the death of the Beneficiary, in which case the Company and Nokia shall be promptly advised thereof and provided that the Beneficiary’s successor shall be bound by the terms of this Underwater Stock Options Liquidity Agreement, to the extent not expressly prohibited under applicable law, and (ii) in the case of Nokia, to an affiliate or to a financial institution appointed by Nokia or any of its affiliates.

13.	Term of this Underwater Stock Options Liquidity Agreement

This Underwater Stock Options Liquidity Agreement shall be effective as of the date of its execution by all Parties (and in the case of the Beneficiary, as of the date he/she has completed the Acceptance Process of the Stock Options Acceleration Agreement) and shall be valid for a period of ten (10) years from that date, without prejudice to the duration of the relevant Stock Options plans as described in such plans rules.

In the event that all of the Option Underlying Shares held by the Beneficiary are exchanged by the Beneficiary in compliance with this Underwater Stock Options Liquidity Agreement, and that such Beneficiary no longer holds any Stock Option, the reciprocal undertakings of the Parties with regard to the said transferred Company Shares would expire.

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14.	Governing law and competent jurisdiction

This Underwater Stock Options Liquidity Agreement is governed by the laws of France, without regard to principles of conflicts of law. All disputes arising out of or in connection with this Underwater Stock Options Liquidity Agreement shall be submitted to the competent courts located within the jurisdiction of the Versailles Court of Appeals.

15.	Power of attorney

The power of attorney granted hereby by the Beneficiary to the Company in relation with the Underwater Stock Options Liquidity Agreement aims at ensuring the proper completion of the obligations of the Beneficiary and is irrevocable. This power of attorney is deemed to be a power of attorney entered into in the interest of all the Parties (mandat d’intérêt commun).

The Beneficiary irrevocably and unconditionally grants a power of attorney to the Company for the purpose of, in the name and on behalf of the Beneficiary, sending or receiving any notification, signing or receiving any form and carrying out any required formality for the completion of the Exchanges set out in the Underwater Stock Options Liquidity Agreement and, in general, making any statement, delivering any certificate, signing any agreement, deed, or other document and generally taking, in the name and on behalf of the Beneficiary, any action required for the completion of the Exchanges set out in the Underwater Stock Options Liquidity Agreement, in compliance with the choices made or deemed made by the Beneficiary upon acceptance of the Underwater Stock Options Liquidity Agreement.

The Beneficiary also undertakes to approve any action taken by the Company pursuant to the said powers of attorney in compliance with the choices he/she has made, subject to the above limitations.

The Beneficiary grants a power of attorney to the Company to instruct the Administrator to, and the Company hereby undertakes to instruct the Administrator to, carry out the Option Underlying Shares Exchange or, as the case may be, the Cash Exchange, as well as any formality required for the completion of the Exchanges, except if a claim has been delivered in accordance with Article 7 and specifying the nature and detailing the reasons of such claim, in which case the Option Underlying Shares Exchange Date or the Cash Exchange Date shall occur five (5) business days as from the date on which the Beneficiary and Nokia will have reached an agreement on the Exchange Ratio or, as the case may be, the date on which the Third-Party Arbitrator will have rendered his conclusions.

16.	Third parties

Subject to the provisions of Articles 12 and 15, no third party to this Underwater Stock Options Liquidity Agreement shall have any rights or obligations on the basis of, or shall rely on the terms and conditions of, this Underwater Stock Options Liquidity Agreement.

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17.	Costs

Except as otherwise provided herein, each Party shall pay all the costs and expenses (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by that Party or owed by it under applicable law, in connection with this Underwater Stock Options Liquidity Agreement.

In particular, the Beneficiary would be subject to a Finnish transfer tax of 1.6% of the value of the Nokia treasury shares if it receives Nokia treasury shares in exchange for its Option Underlying Shares.

18.	Acceptance – Specific Performance

If the Beneficiary complies with the Acceptance Process of the Stock Options Acceleration Agreement, the Beneficiary irrevocably undertakes vis-a-vis Nokia to transfer to Nokia (and accepts that the required instructions will be given to the Administrator) his/her Company Shares resulting from the exercise of his/her Stock Options which are in the scope of Article 3 of this Underwater Stock Options Liquidity Agreement and provided that the exercised occurred after the Reduced Liquidity Notification and Nokia irrevocably undertakes vis-a-vis the Beneficiary to acquire such Company Shares in the conditions described in this Underwater Stock Options Liquidity Agreement.

In the event of breach, in addition to all other remedies which the non-breaching Party may have under applicable law, the non-breaching Party shall be entitled to specific performance (exécution forcée) and injunctive or equivalent relief in accordance with applicable law, including article 1221 of the draft order of the French Ministry of Justice (if applicable on the relevant date). In addition, each of the Parties agree to waive the benefit of article 1142 of the French Civil Code in the event of breach.

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Appendix 1 to the Underwater Stock Options Liquidity Agreement

Definitions

The terms and expressions below shall have the following meanings:

“Acceptance Process”	As defined in the Stock Options Acceleration Agreement.

“Administrator”	Société Générale Securities Services.

“AMF General Regulation”	The general regulation of the Autorité des marchés financiers, the French stock exchange regulator, which is available in French and English at www.amf-france.org.

“Article”	Unless specified otherwise herein, means the Article of this Underwater Stock Options Liquidity Agreement.

“Beneficiary”	The person having become a party to this Underwater Stock Options Liquidity Agreement on the date indicated hereof.

“business day”	A day other than Saturday or Sunday where the banks are open for business in Finland.

“Cash Exchange”	As defined in Article 5 of this Underwater Stock Options Liquidity Agreement.

“Cash Exchange Date”	The date on which the Cash Exchange occurs.

“Company Extraordinary Distribution”	As defined in Appendix 3 to this Underwater Stock Options Liquidity Agreement.

“Company Merger”	As defined in Appendix 3 to this Underwater Stock Options Liquidity Agreement.

“Company Shares”	Ordinary shares issued by the Company and the American depository shares issued by the Company.

“Exchange”	Means the Option Underlying Share Exchange or the Cash Exchange.

“Exchange Date”	Means the date on which the Exchange occurs.

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“Exchange Ratio”	As defined in Article 6 of this Underwater Stock Options Liquidity Agreement.

“Exercise Price”	The price to be paid upon exercise of the Stock Options.

“Initial Offering Period”	Refers to the first offering period, as referred to in article 232-2 of the AMF General Regulation, the result of which will determine whether a Subsequent Offering Period will be opened or not.

“Nokia Merger”	As defined in Appendix 3 to this Underwater Stock Options Liquidity Agreement.

“Nokia Shares”	Ordinary shares issued by Nokia and the American depository shares issued by Nokia.

“Option Underlying Shares”	Company Shares that have been or will be delivered by the Company to the Beneficiary in connection with his/her Stock Options.

“Option Underlying Shares Exchange”	As defined in Article 5 of this Underwater Stock Options Liquidity Agreement.

“Option Underlying Shares Exchange Date”	The date on which the Option Underlying Shares Exchange occurs.

“Public Exchange Offers”	Public exchange offers in France and in the United States initiated by Nokia on the securities of the Company, as approved by the Autorité des Marchés Financiers in France and by the Securities and Exchange Commission in the United States.

“Reduced Liquidity”	As defined in Article 4 of this Underwater Stock Options Liquidity Agreement.

“Reduced Liquidity Notification”	As defined in Article 4 of this Underwater Stock Options Liquidity Agreement.

“Sale Price”	As defined in the Stock Options Acceleration Agreement.

“Stock Options”	Any option to subscribe for or acquire Company Shares granted by the Company’s board of directors to a Beneficiary pursuant to the Share Plans.

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“Stock Options Acceleration Agreement”	The Stock Options Acceleration Agreement this Underwater Stock Options Liquidity Agreement is appended to, entered into between the Company, the Beneficiary and Nokia (only for purposes of Article 5 thereto and as further described therein).

“Underwater Stock Options Liquidity Agreement”	This agreement executed by Nokia, the Company and the Beneficiary, including its appendices.

“Subsequent Offering Period”	Subsequent offering period for the French public exchange offer in accordance with article 232-4 of the AMF General Regulation.

“Success Threshold”	Refers to the (i) ownership by Nokia, on the date of the settlement of the initial offering period of the Public Exchange Offers, of more than 50% of the shares of Alcatel Lucent on a fully diluted basis, in accordance with article 231-9-II of the AMF General Regulation or (ii) satisfaction, at Nokia’s sole discretion on the date of publication of the final results of the initial offering period of the Public Exchange Offers, that such ownership condition will be met, or (iii) the express decision by Nokia’s board of directors, on or prior to the date of publication of the final results of the initial offering period of the Public Exchange Offers, to waive such voluntary minimum threshold and to establish the success threshold as described in article 231-9-I of the AMF General Regulation, pursuant to which any public offer at the close of which the offeror does not hold a number of shares representing a fraction of more than 50% of the share capital or voting rights, shall be null and void.

“Third-Party Arbitrator”	As defined in Article 8 of this Underwater Stock Options Liquidity Agreement.

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Appendix 2 to the Underwater Stock Options Liquidity Agreement

The following plans are in the scope of this

Underwater Stock Options Liquidity Agreement

Plan n°	Plan date	End of vesting period
A0713COBE2 (only if the Beneficiary is not subject to any tax restriction period pursuant to this plan) A0713CORO2 A0713CONH2 A0713COFR2 A0713NHNH2 A0713COIS2	Plan dated July 12, 2013	July 12, 2017

A1212NHNH2	Plan dated December 17, 2012	December 17, 2016

A0812NHRO2 A0812NHNH2	Plan dated August 13, 2012	August 13, 2016

A0312CORO2 A0312COBE2 A0312CONH2 A0312NHNH2 A0312NHRO2 A0312COIS2	Plan dated March 14, 2012	March 14, 2016

A1211NHNH2 A1211NHFR2 A1211NHIS2	Plan dated December 1, 2011	December 1, 2015

A0911NHBE2 A0911NHFR2 A0911NHRO2 A0911NHIS2 A0911NHNH2	Plan dated September 1, 2011	September 1, 2015

A0611NHNH2 A0611NHFR2 A0611NHRO2 A0611NHIS2	Plan dated June 1, 2011	June 1, 2015

A0311CORO2 A0311COBE2 A0311COFR2 A0311CONH2 A0311CPFR2 A0311COIS2	Plan dated March 16, 2011	March 16, 2015

A0311NHFR2 A0311NHNHA A0311NHROW	Plan dated March 1, 2011	March 1, 2015

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Plan n°	Plan date	End of vesting period
A1210NHNHA	Plan dated December 9, 2010	December 9, 2014

A1010NHNHA A1010NPFR2	Plan dated October 1, 2010	October 1, 2014

A0710NHNHA A0710NHFR2	Plan dated July 1, 2010	July 1, 2014

A0310COROW A0310CONHA A0310COBEL A0310COFRA A0310COISR A0310CPFRA A0310NHNHA	Plan dated March 17, 2010	March 17, 2014

A1209NHNHA	Plan dated December 1, 2009	December 1, 2013

A1009NHFRA A1009NHNHA	Plan dated October 1, 2009	October 1, 2013

A0709NHNHA A0709NHFRA	Plan dated July 1, 2009	July 1, 2013

A0309EXROW A0309EXBEL A0309EXFRA A0309EXNHA A0309EXISR	Plan dated March 18, 2009	March 18, 2013

A0309COROW A0309CONHA A0309COBEL A0309COFRA A0309NHNHA A0309COISR A0309CPFRA	Plan dated March 18, 2009	March 18, 2013

A1208NHNHA A1208NHFRA	Plan dated December 31, 2008	December 31, 2012

A0708NHROW A0708NHNHA A0708NHFRA	Plan dated July 1, 2008	July 1, 2012

A0308COROW A0308COBEL A0308COFRA A0308CONHA A0308COISR	Plan dated March 25, 2008	March 25, 2012

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Appendix 3 to the Underwater Stock Options Liquidity Agreement

Exchange Ratio Adjustments

5)	Merger

A.	Merger of the Company

In case of a merger of the Company into another company (the “Company Merger”), the Option Underlying Shares Exchange and Cash Exchange will apply with respect to the shares of the absorbing entity received by the Beneficiary in exchange for Company Shares resulting from Stock Options which are within the scope of Article 3 above. The Exchange Ratio will be adjusted as follows:

Exchange RatioAdjusted	=	Exchange Ratio	x	1
RatioMerger

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of the absorbing company shares in case of a Company Merger

Assumptions:

•	RatioMerger = 2 shares of the absorbing company for each Company Share

•	Transfer of 200 shares of the absorbing company by the Beneficiary in January 2017 after the Company Merger

Exchange RatioAdjusted	=	0.55	x	1/2

Exchange RatioAdjusted	=	0.275

The number of Nokia Shares to be received is: 200 x 0.275 = 55

B.	Merger of Nokia

In case of a merger of Nokia into another company (the “Nokia Merger”), the Beneficiary will receive shares of the absorbing entity upon the Option Underlying Shares Exchange and will receive, in cash, the equivalent value of the absorbing entity shares pursuant to the Cash Exchange. The Exchange Ratio will be adjusted as follows:

Exchange RatioAdjusted	=	Exchange Ratio	x	RatioMerger

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Theoretical example of calculation of the number of absorbing company shares to be received in exchange of Company Shares in case of a Nokia Merger

Assumptions:

•	RatioMerger = 2 shares of the absorbing company for each Nokia Share

•	Transfer of 200 Company Shares by the Beneficiary in January 2017 after the Nokia Merger

Exchange RatioAdjusted	=	0.55	x	2

Exchange RatioAdjusted	=	1.1

The number of the absorbing company shares to be received is: 200 x 1.1 = 220

6)	Extraordinary distribution

A.	Extraordinary distribution by Nokia

If Nokia carries out a distribution of a special dividend, as defined for purposes of Nokia’s then applicable stock option plans, the Exchange Ratio shall be adjusted in accordance with the then applicable stock option plans.

B.	Extraordinary distribution by the Company

If the Company carries out a distribution of an amount higher than the Company’s previous year net consolidated profit including a distribution of shares of a spin-off entity, (the “Company Extraordinary Distribution”) after the end of the Public Exchange Offers period, the Exchange Ratio shall be adjusted as follows:

Exchange RatioAdjusted	=	(Exchange Ratio x PNokia) - EDAlcatel
PNokia

Where:	“Exchange RatioAdjusted” means the number of Nokia Shares to be delivered for one Company Share after adjustment;

“PNokia” means the price of a Nokia Share on the day preceding the Company Extraordinary Distribution; and

“EDAlcatel” means the amount per share received by Company shareholder corresponding to the Company Extraordinary Distribution.

Such adjustment will only apply to the extent the Beneficiary (i) has received the relevant Company Extraordinary Distribution in respect of Option Underlying Shares resulting from Stock Options that are already exercised or (ii) has

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benefitted from a modification of the relevant plan due to the Company Extraordinary Distribution such as the adjustment provided in case of distribution of retained earnings under article L.225-181 of the French Commercial Code.

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares in case of a Company Extraordinary Distribution

Assumptions:

•	Transfer of 200 Company Shares by the Beneficiary in January 2017

•	EDAlcatel = €1/Company Share

•	PNokia = 8

Exchange RatioAdjusted	=	(0.55 x 8) - 1
		8

Exchange RatioAdjusted	=	0.425

The number of Nokia Shares to be received is: 200 x 0.425 = 85

7)	Other adjustments

In the event that any other transaction specifically listed in Article L. 225-181 of the French Commercial Code, or a stock split or a reverse stock split (i.e., share consolidation), is carried out by the Company, the Exchange Ratio shall be adjusted in order to allow the Beneficiary to obtain the same value in Nokia Shares pursuant to the Option Underlying Shares Exchange or in cash pursuant to the Cash Exchange as the Beneficiary would have obtained assuming that the said transactions had not been carried out.

In the event that (i) a capital increase by way of incorporation of reserves (as defined in Article L. 225-181 of the French Commercial Code), (ii) a capital increase with or without shareholders’ preferential subscription right issued, in each case, with a discount of more than 10% on the stock price (except (a) capital increases completed to finance an acquisition where Nokia uses shares as payment, at a premium to the prevailing share price of the target company in the transaction, and (b) capital increases where equity shares or other securities are issued, offered, exercised, allotted, appropriated, modified or granted to, or for the benefit of, employees or former employees, directors, non-executive directors or executives holding or formerly holding executive office or the personal service company of any such persons or their spouses or relatives, in each case, of Nokia or any of its subsidiaries or any associated company or to a trustee or nominee to be held for the benefit of any such person), or (iii) a stock split or a reverse stock split (i.e., share consolidation) is carried out by Nokia, the Exchange Ratio shall be adjusted in order to allow the Beneficiary to obtain the same value in Nokia Shares pursuant to the Option Underlying Shares Exchange or in cash pursuant to the Cash Exchange as the Beneficiary would have obtained assuming the said transactions had not been carried out.

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For example in case of share consolidation carried out by Nokia, the Exchange Ratio would be adjusted as follows:

Exchange RatioAdjusted	=	Exchange Ratio	x	Number of Nokia Shares composing the share capital after the consolidation
Number of Nokia Shares composing the share capital prior to the consolidation

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares in case of share consolidation carried out by Nokia

Assumptions:

•	Transfer of 200 Company Shares by the Beneficiary in January 2017

•	Share consolidation = 10 existing Nokia Shares become 1 new Nokia Share value

•	Number of shares before the consolidation = 3,678,181,540

•	Number of shares after the consolidation = 367,818,154

Exchange RatioAdjusted	=	0.55	x	(367,818,154 / 3,678,181,540)

Exchange RatioAdjusted	=	0.055

The number of Nokia Shares to be received is: 200 x 0.055 = 11

8)	Value of the Company Shares and Nokia Shares

For the calculation of any adjustment factor as described above, the value of the Company Shares or Nokia Shares at a specific date shall be equal to the weighted average of trading prices during the three trading days preceding such date. Failing this, the value shall be determined by an expert with an international reputation, designated by Nokia or the Company, as the case may be, which opinion shall be irrevocable.

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Appendix 4

Lock-Up Stock Options Liquidity Agreement

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LOCK-UP STOCK OPTIONS LIQUIDITY AGREEMENT

BETWEEN:

•	Nokia Corporation, a corporation incorporated under the laws of Finland, with a share capital of EUR 245,896,461.96, which registered office is located Karaportti 3, 02610 Espoo, Finland, Finland, registered with the Trade Register of the Finnish Patents and Registration Office under number 0112038-9, duly represented for the purposes hereof (“Nokia”)

on the first part,

•	Alcatel-Lucent, a société anonyme incorporated under the laws of France, with a share capital of EUR 141,210,168.20, which registered office is located 148/152, Route de la Reine – 92100 – Boulogne-Billancourt, France, registered with the Nanterre company registry under number 542.019.096, represented for the purposes hereof by Philippe Camus, duly authorized, (the “Company”)

on the second part,

AND

•	The beneficiary having complied with the Acceptance Process of the Stock Options Acceleration Agreement (the “Beneficiary”, and together with Nokia and the Company, the “Parties”),

on the third part,

RECITALS:

In connection with the Public Exchange Offers, Nokia has undertaken under certain conditions to propose a mechanism that would ensure the liquidity of certain Option Underlying Shares if the liquidity of the Company Shares is significantly reduced as a result of the completion of the Public Exchange Offers (as further described below). The terms and conditions of this liquidity mechanism are set forth in this agreement.

THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

1.	Acceptance of the Lock-Up Stock Options Liquidity Agreement

The terms and conditions of this liquidity agreement (the “Lock-Up Stock Options Liquidity Agreement”) shall be applicable to and binding on the Beneficiary, Nokia and the Company, provided that (i) Nokia reaches the Success Threshold following the Initial Offering Period and (ii) the resolutions required to implement the Public Exchange Offers are approved by Nokia’s shareholders.

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2.	Definitions

The definitions of the terms contained in this Lock-Up Stock Options Liquidity Agreement are set forth in Appendix 1 to this Lock-Up Stock Options Liquidity Agreement.

3.	Scope of the Lock-Up Stock Options Liquidity Agreement

This Lock-Up Stock Options Liquidity Agreement is applicable to the Option Underlying Shares delivered to the Beneficiary upon exercise of the Stock Options granted to the Beneficiary pursuant to any of the plans listed in Appendix 1.

4.	Reduced Liquidity of Company Shares

A reduced liquidity (a “Reduced Liquidity”) of the Company Shares held by the Beneficiary shall occur if at least one of these conditions applies:

•	The Company Shares are no longer listed on a regulated stock market within the meaning of article L. 421-1 of the French monetary and financial code (Code monétaire et financier);

•	Nokia directly or indirectly holds at least 85% of the Company Shares; or

•	the average daily volume of the Company Shares traded on Euronext Paris calculated on the last consecutive twenty (20) trading days preceding the relevant date falls below five million (5,000,000) Company Shares.

The Company shall notify to the Beneficiary and Nokia by email during the Exercise Period (as defined below) of the occurrence of any Reduced Liquidity of the Company Shares within 5 business days of such occurrence (the “Reduced Liquidity Notification”). The Reduced Liquidity Notification shall include an example of an Exchange Ratio calculation determined based on the assumption that the Option Underlying Shares Exchange occurred on the business day preceding the date of the Reduced Liquidity Notification, and shall detail the adjustments, if any, to be applied to the Exchange Ratio pursuant to this Lock-Up Stock Options Liquidity Agreement. Unless a claim is made in accordance with the provisions of Article 7, the Exchange Ratio calculation and the adjustments (if any) as notified shall be final and binding except if an updated Reduced Liquidity Notification is made before the Option Underlying Shares Exchange, in accordance with Article 6.2 of this Lock-Up Stock Options Liquidity Agreement and the Appendix 3 hereto, in which case such updated Reduced Liquidity Notification will replace and supersede the previous Reduced Liquidity Notification.

5.	Option Underlying Shares Exchange and Cash Exchange

In the event the Beneficiary exercises any of his/her Stock Options during a period of sixty (60) calendar days as from the expiry of the applicable Lock-Up Period (the “Exercise Period”), all the Options Underlying Shares resulting from the exercise of any Stock Option being within the scope of Article 3 above shall be automatically

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exchanged by Nokia for Nokia Shares (the “Option Underlying Shares Exchange”) on the fifth (5th) business day following the later of (i) the exercise date of these relevant Stock Options and (ii) a Reduced Liquidity Notification. In the event the Reduced Liquidity occurs in the five (5) last business days of the 60-day period referred to above, the Exercise Period shall be extended by five (5) business days.

The Exchange Ratio of the Option Underlying Shares transferred by the Beneficiary to Nokia pursuant to the Option Underlying Shares Exchange shall be determined by Nokia in accordance with the provisions of Article 6 below. In the event the application of the Exchange Ratio would entitle the Beneficiary to receive Nokia fractional rights, he/she would receive in cash (in EUR, rounded up to the closest cent; 0.5 cent shall be rounded up to 1 cent), as an indemnity for those fractional rights, the relevant fraction of the Nokia Share price as of the Option Underlying Shares Exchange Date.

Alternatively to the Option Underlying Shares Exchange, Nokia may choose to implement a payment in cash in respect of the Option underlying Shares, in its sole discretion (the “Cash Exchange”). The Cash Exchange would be applicable under the same conditions and requirements as the Option Underlying Shares Exchange except that the consideration for the exchange would not be Nokia Shares but a cash consideration equal to the value of the Nokia Shares the Beneficiary would have been entitled to receive by exchanging his/her Option Underlying Shares for Nokia Shares according to the Exchange Ratio. Such Nokia Shares value shall be based on the market value of a Nokia Share on the NASDAQ OMX Helsinki Ltd. at the closing of the last trading day preceding the Cash Exchange.

The Company and Nokia will have the option to proceed to the payments relating to the Cash Exchange and to the fractional rights indemnification through the Beneficiary’s next payroll (where relevant and to the extent legally permitted) and in any case, as soon as administratively practicable, notwithstanding the 5-day period allocated for the completion of the Option Underlying Shares Exchange.

6.	Exchange Ratio

6.1	Exchange Ratio without adjustment

Nokia shall deliver, for the Company Shares exchanged under Article 5 above, a number of new and/or existing (at Nokia’s sole discretion) Nokia Shares calculated as follows and then rounded down to the next inferior whole number of Nokia Shares:

NNS     =     Exchange Ratio     x     NCS

Where:	“NNS” means the total number of Nokia Shares (rounded down to the next inferior whole number) to be delivered to the Beneficiary in exchange for his/her Company Shares;

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“Exchange Ratio” means the number of Nokia Shares to be delivered for one Company Share in accordance with the terms of the Public Exchange Offers, i.e. 0.55; and

“NCS” means the number of Company Shares to be exchanged under this Lock-Up Stock Options Liquidity Agreement.

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares pursuant to this Lock-Up Stock Options Liquidity Agreement

Assumption: Transfer of 200 Company Shares by the Beneficiary in January 2017 without any adjustment.

NNS    =    0.55    x    200

NNS    =    110

6.2	Adjusted Exchange Ratio

Upon certain financial transactions carried out by Nokia or the Company affecting the value of their shares, the Exchange Ratio will be adjusted as described in Appendix 3.

For the avoidance of doubt, no adjustment will be made to the Exchange Ratio in the event of issuance of new shares by the Company or Nokia in relation to or as a result of the acceleration mechanisms mentioned herein, the grant of Company Shares in replacement of the 2014 stock options plans, the grant of Company performance shares in 2015 or the performance of this Lock-Up Stock Options Liquidity Agreement.

7.	Claims

Any claim of the Beneficiary with respect to the Exchange Ratio shall be delivered by registered letter (with acknowledgement of the receipt) from the Beneficiary to Nokia, with a copy addressed to the Company, within five (5) business days as from the date the Company sent the Reduced Liquidity Notification to the Beneficiary in accordance with Article 4. The reasons for any claim shall be detailed precisely in such claim.

Nokia and the Beneficiary shall agree on an Exchange Ratio within five (5) business days as from the receipt by Nokia of the Beneficiary’s notification letter. If, after such period, Nokia and the Beneficiary have not been able to reach an agreement, the procedure provided for in Article 8 below shall apply.

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8.	Third-Party Arbitrator

In case Nokia and the Beneficiary disagree on the Exchange Ratio, any person jointly selected by the Parties within ten (10) business days following the delivery of a claim made in accordance with Article 7 or, failing to do so within such timeframe, any other person appointed by the president of the Paris Tribunal de Grande Instance on the application of the most diligent Party, acting as third-party arbitrator within the meaning of article 1592 of the French Civil Code (the “Third-Party Arbitrator”) shall determine the Exchange Ratio, within twenty (20) business days as from the date it receives a registered letter with acknowledgment of receipt pursuant to which it has been appointed jointly by Nokia and the Beneficiary or by the president of the Paris Tribunal de Grande Instance.

In case this request is sent by the Beneficiary, the latter undertakes to send on the same day a copy of such letter to Nokia and the Company.

For the purpose of the performance of the Third-Party Arbitrator’s assignment, the Company, Nokia and the Beneficiary undertake to provide it with any relevant information relating to the adjustment provided for in Article 6.2 of this Lock-Up Stock Options Liquidity Agreement, that would be necessary for the Third Party Arbitrator to undertake its mission.

The Third-Party Arbitrator may request any such relevant and necessary information from the Company, Nokia and the Beneficiary.

Nokia, the Company and the Beneficiary shall be informed of the Third-Party Arbitrator’s conclusions as promptly as possible after completion of Third-Party Arbitrator’s assignment and no later than on the last day of the above-mentioned 20 business day period.

In the event the Third-Party Arbitrator fails to determine the Exchange Ratio within twenty (20) business days following the notification of its appointment, another Third-Party Arbitrator shall be appointed in the conditions set forth in this Article 8 to determine the Exchange Ratio within twenty (20) business days following the notification of its appointment and the previously appointed Third-Party Arbitrator shall be automatically revoked upon the appointment of the new Third-Party Arbitrator, and so on until a Third-Party Arbitrator effectively determines the Exchange Ratio.

Except in case of a manifest error (erreur manifeste), as interpreted by French courts, the Third-Party Arbitrator’s conclusions shall be final and binding, and therefore non-appealable, upon Nokia, the Company and the Beneficiary.

Any fees, charges and disbursements incurred for the purpose of the completion of the Third-Party Arbitrator’s assignment shall be borne by Nokia if the Third-Party Arbitrator gives right to the Beneficiary’s claim in full, and otherwise by the Beneficiary.

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9.	Beneficiary’s undertakings

The Beneficiary hereby cumulatively undertakes vis-a-vis Nokia and the Company (except as provided for otherwise in writing by Nokia):

•	not to exercise his/her Stock Options before the end of the Lock-Up Period;

•	not to sell, transfer, convey, alienate, mortgage, pledge or encumber his/her Option Underlying Shares or to dispose of them other than in accordance with this Lock-Up Stock Options Liquidity Agreement, or to Nokia, until the end of the Exercise Period or, if a Reduced Liquidity Notification is made to the Beneficiary during such Exchange Period, until the Exchange Date;

•	to hold in pure registered form his/her Option Underlying Shares until the end of the Exercise Period or, if a Reduced Liquidity Notification is made to the Beneficiary during such Exchange Period, until the Exchange Date;

•	not to revoke the power of attorney referred to in Article 16 below; and

•	not to exercise his/her Stock Options if and for so long as he/she holds insider information regarding Nokia and/ or the Company.

10.	Exercise of the Stock Options

If the Beneficiary does not exercise his/her Stock Options prior to the end of the Exercise Period, the Beneficiary accepts that his/her Stock Options will be irrevocably void and will forfeit and no longer be exercisable.

11.	Exchange of the Company Shares pursuant to the Lock-Up Stock Options Liquidity Agreement

Any Company Share to be delivered by the Beneficiary shall be transferred to Nokia or to any third party designated by Nokia with full ownership including all of the rights pertaining thereto as of the effective date of transfer, free from any privilege, rights, charges, restrictions and any third party rights of any nature whatsoever.

12.	Notifications

Except as otherwise provided in this Lock-Up Stock Options Liquidity Agreement, any correspondence to be addressed to the Beneficiary in relation to this Lock-Up Stock Options Liquidity Agreement shall be sent by email to the email address provided by the Company to Nokia. The Beneficiary hereby consents to all disclosure and sharing of personal information relating to such Beneficiary if they are necessary or advisable for the performance of this Lock-Up Stock Options Liquidity Agreement (including, without limitation, his/her name and email address). The Beneficiary will be entitled to exercise his or her rights pursuant to applicable data privacy laws and regulations, including French Law n° 78-17 of January 6, 1978.

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Except as otherwise provided in this Lock-Up Stock Options Liquidity Agreement, any correspondence to be addressed to Nokia or to the Company in relation to the Lock-Up Stock Options Liquidity Agreement shall be sent by registered letter with acknowledgment of receipt at the following address:

Nokia Corporation

Human Resources Department

Head of Compensation

Karaportti 3, P.O. Box 226

FI-00045 Nokia Group

Finland

Alcatel-Lucent

Direction des Ressources Humaines

148/152, Route de la Reine

92100 Boulogne-Billancourt

France

13.	Successors

Neither Party may transfer or assign the benefit of all or any of its rights or obligations under the Lock-Up Stock Options Liquidity Agreement, directly or indirectly and in any manner whatsoever, except (i) in the case of the Beneficiary, as a result of the death of the Beneficiary, in which case the Company and Nokia shall be promptly advised thereof and provided that the Beneficiary’s successor shall be bound by the terms of this Lock-Up Stock Options Liquidity Agreement, to the extent not expressly prohibited under applicable law, and (ii) in the case of Nokia, to an affiliate or to a financial institution appointed by Nokia or any of its affiliates.

14.	Term of this Lock-Up Stock Options Liquidity Agreement

This Lock-Up Stock Options Liquidity Agreement shall be effective as of the date of its execution by all Parties (and in the case of the Beneficiary, as of the date he/she has completed the Acceptance Process of the Stock Options Acceleration Agreement) and shall be valid for a period of ten (10) years from that date, without prejudice to the duration of the relevant Stock Options plans as described in such plans rules.

In the event that all of the Option Underlying Shares held by the Beneficiary are exchanged by the Beneficiary in compliance with this Lock-Up Stock Options Liquidity Agreement, and that such Beneficiary no longer holds any Stock Option, the reciprocal undertakings of the Parties with regard to the said transferred Company Shares would expire.

7

15.	Governing law and competent jurisdiction

This Lock-Up Stock Options Liquidity Agreement is governed by the laws of France, without regard to principles of conflicts of law. All disputes arising out of or in connection with this Lock-Up Stock Options Liquidity Agreement shall be submitted to the competent courts located within the jurisdiction of the Versailles Court of Appeals.

16.	Power of attorney

The power of attorney granted hereby by the Beneficiary to the Company in relation with this Lock-Up Stock Options Liquidity Agreement aims at ensuring the proper completion of the obligations of the Beneficiary and is irrevocable. This power of attorney is deemed to be a power of attorney entered into in the interest of all the Parties (mandat d’intérêt commun).

The Beneficiary irrevocably and unconditionally grants a power of attorney to the Company for the purpose of, in the name and on behalf of the Beneficiary, sending or receiving any notification, signing or receiving any form and carrying out any required formality for the completion of the Exchanges set out in the Lock-Up Stock Options Liquidity Agreement and, in general, making any statement, delivering any certificate, signing any agreement, deed, or other document and generally taking, in the name and on behalf of the Beneficiary, any action required for the completion of the Exchanges set out in the Lock-Up Stock Options Liquidity Agreement, in compliance with the choices made or deemed made by the Beneficiary upon acceptance of the Lock-Up Stock Options Liquidity Agreement.

The Beneficiary also undertakes to approve any action taken by the Company pursuant to the said powers of attorney in compliance with the choices he/she has made, subject to the above limitations.

The Beneficiary grants a power of attorney to the Company to instruct the Administrator to, and the Company hereby undertakes to instruct the Administrator to, carry out the Option Underlying Shares Exchange or, as the case may be, the Cash Exchange, as well as any formality required for the completion of the Exchanges, except if a claim has been delivered in accordance with Article 7 and specifying the nature and detailing the reasons of such claim, in which case the Option Underlying Shares Exchange Date or the Cash Exchange Date shall occur five (5) business days as from the date on which the Beneficiary and Nokia will have reached an agreement on the Exchange Ratio or, as the case may be, the date on which the Third-Party Arbitrator will have rendered his conclusions.

17.	Third parties

Subject to the provisions of Articles 13 and 16, no third party to this Lock-Up Stock Options Liquidity Agreement shall have any rights or obligations on the basis of, or shall rely on the terms and conditions of, this Lock-Up Stock Options Liquidity Agreement.

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18.	Costs

Except as otherwise provided herein, each Party shall pay all the costs and expenses (including, but not limited to, financial advisory, accounting, legal and other professional or consulting fees and expenses) incurred by that Party or owed by it under applicable law, in connection with this Lock-Up Stock Options Liquidity Agreement.

In particular, the Beneficiary would be subject to a Finnish transfer tax of 1.6% of the value of the Nokia treasury shares if it receives Nokia treasury shares in exchange for its Option Underlying Shares.

19.	Acceptance – Specific Performance

If the Beneficiary complies with the Acceptance Process of the Stock Options Acceleration Agreement, the Beneficiary irrevocably undertakes vis-a-vis Nokia to transfer to Nokia (and accept that the required instructions will be given to the Administrator) his/her Company Shares resulting from the exercise of his/her Stock Options during the Exercise Period and Nokia irrevocably undertakes vis-a-vis the Beneficiary to acquire such Company Shares in the conditions described in this Lock-Up Stock Options Liquidity Agreement.

In the event of breach, in addition to all other remedies which the non-breaching Party may have under applicable law, the non-breaching Party shall be entitled to specific performance (exécution forcée) and injunctive or equivalent relief in accordance with applicable law, including article 1221 of the draft order of the French Ministry of Justice (if applicable on the relevant date). In addition, each of the Parties agree to waive the benefit of article 1142 of the French Civil Code in the event of breach.

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Appendix 1 to the Lock-Up Stock Options Liquidity Agreement

Definitions

The terms and expressions below shall have the following meanings:

“Acceptance Process”	As defined in the Stock Options Acceleration Agreement.

“Administrator”	Société Générale Securities Services.

“AMF General Regulation”	The general regulation of the Autorité des marchés financiers, the French stock exchange regulator, which is available in French and English at www.amf-france.org.

“Article”	Unless specified otherwise herein, means the Article of this Lock-Up Stock Options Liquidity Agreement.

“Beneficiary”	The person having become a party to this Lock-Up Stock Options Liquidity Agreement on the date indicated hereof.

“business day”	A day other than Saturday or Sunday where the banks are open for business in Finland.

“Cash Exchange”	As defined in Article 5 of this Lock-Up Stock Options Liquidity Agreement.

“Cash Exchange Date”	The date on which the Cash Exchange occurs.

“Company Extraordinary Distribution”	As defined in Appendix 3 to this Lock-Up Stock Options Liquidity Agreement.

“Company Merger”	As defined in Appendix 3 to this Lock-Up Stock Options Liquidity Agreement.

“Company Shares”	Ordinary shares issued by the Company and the American depository shares issued by the Company.

“Exchange”	Means the Option Underlying Share Exchange or the Cash Exchange.

“Exchange Date”	Refers to the date on which the Exchange occurs.

“Exchange Ratio”	As defined in Article 6 of this Lock-Up Stock Options Liquidity Agreement.

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“Exercise Period”	As defined in Article 5 of this Lock-Up Stock Options Liquidity Agreement.

“Initial Public Offering Period”	Refers to the first offering period, as referred to in Article 232-2 of the AMF General Regulation, the result of which will determine whether a Subsequent Offering Period will be opened or not.

“Lock-Up Period”	The date on which the Stock Options relating to the plans listed in Appendix 2 become vested and exercisable, as indicated in Appendix 2 to this Lock-Up Stock Options Liquidity Agreement.

“Lock-Up Stock Options Liquidity Agreement”	This agreement executed by Nokia, the Company and the Beneficiary, including its appendices.

“Nokia Merger”	As defined in Appendix 3 to this Lock-Up Stock Options Liquidity Agreement.

“Nokia Shares”	Ordinary shares issued by Nokia and the American depository shares issued by Nokia.

“Option Underlying Shares”	Company Shares that have been or will be delivered by the Company to the Beneficiary in connection with his/her Stock Options.

“Option Underlying Shares Exchange”	As defined in Article 5 of this Lock-Up Stock Options Liquidity Agreement.

“Option Underlying Shares Exchange Date”	The date on which the Option Underlying Shares Exchange occurs.

“Public Exchange Offers”	Public exchange offers in France and in the United States initiated by Nokia on the securities of the Company, as approved by the Autorité des Marchés Financiers in France and by the Securities and Exchange Commission in the United States.

“Reduced Liquidity”	As defined in Article 4 of this Lock-Up Stock Options Liquidity Agreement.

“Reduced Liquidity Notification”	As defined in Article 4 of this Lock-Up Stock Options Liquidity Agreement.

“Stock Options”	Any option to subscribe for or acquire Company Shares granted by the Company’s board of directors to a Beneficiary pursuant to the Share Plans.

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“Stock Options Acceleration Agreement”	The Stock Options Acceleration Agreement this Underwater Stock Options Liquidity Agreement is appended to, entered into by and between the Company, Nokia (only for purposes of Article 5 thereto and as further described therein).

“Success Threshold”	Refers to the (i) ownership by Nokia, on the date of the settlement of the initial offering period of the Public Exchange Offers, of more than 50% of the shares of Alcatel Lucent on a fully diluted basis, in accordance with article 231-9-II of the AMF General Regulation or (ii) satisfaction, at Nokia’s sole discretion on the date of publication of the final results of the initial offering period of the Public Exchange Offers, that such ownership condition will be met, or (iii) the express decision by Nokia’s board of directors, on or prior to the date of publication of the final results of the initial offering period of the Public Exchange Offers, to waive such voluntary minimum threshold and to establish the success threshold as described in article 231-9-I of the AMF General Regulation, pursuant to which any public offer at the close of which the offeror does not hold a number of shares representing a fraction of more than 50% of the share capital or voting rights, shall be null and void.

“Third-Party Arbitrator”	As defined in Article 8 of this Lock-Up Stock Options Liquidity Agreement.

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Appendix 2 to the Lock-Up Stock Options Liquidity Agreement

Plans Subject to a Lock-Up Period

Plan n°	Plan	End date of the Lock-Up Period
A0713COBE2 (Only if the Beneficiary is subject to a tax restriction period pursuant to this plan)	Stock options plan dated July 12, 2013.	July 12, 2017

A0812NHFR2	Stock options plan dated August 13, 2012.	August 13, 2016

A0312COFR2 A0312CPFR2 A0312NHFR2	Stock options plan dated March 14, 2012.	March 14, 2016

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Appendix 3 to the Lock-Up Stock Options Liquidity Agreement

Exchange Ratio Adjustments

1)	Merger

A.	Merger of the Company

In case of a merger of the Company into another company (the “Company Merger”), the Option Underlying Shares Exchange and Cash Exchange will apply with respect to the shares of the absorbing entity received by the Beneficiary in exchange for Company Shares resulting from Stock Options which are within the scope of Article 3 above. The Exchange Ratio will be adjusted as follows:

Exchange RatioAdjusted	=	Exchange Ratio	x	1
RatioMerger

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of the absorbing company shares in case of a Company Merger

Assumptions:

•	RatioMerger = 2 shares of the absorbing company for each Company Share

•	Transfer of 200 shares of the absorbing company by the Beneficiary in January 2017 after the Company Merger

Exchange RatioAdjusted     =     0.55     x     1/2

Exchange RatioAdjusted     =     0.275

The number of Nokia Shares to be received is: 200 x 0.275 = 55

B.	Merger of Nokia

In case of a merger of Nokia into another company (the “Nokia Merger”), the Beneficiary will receive shares of the absorbing entity upon the Option Underlying Shares Exchange and will receive, in cash, the equivalent value of the absorbing entity shares pursuant to the Cash Exchange. The Exchange Ratio will be adjusted as follows:

Exchange RatioAdjusted     =     Exchange Ratio     x     RatioMerger

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Theoretical example of calculation of the number of absorbing company shares to be received in exchange of Company Shares in case of a Nokia Merger

Assumptions:

•	RatioMerger = 2 shares of the absorbing company for each Nokia Share

•	Transfer of 200 Company Shares by the Beneficiary in January 2017 after the Nokia Merger

Exchange RatioAdjusted     =     0.55     x     2

Exchange RatioAdjusted     =     1.1

The number of the absorbing company shares to be received is: 200 x 1.1 = 220

2)	Extraordinary distribution

A.	Extraordinary distribution by Nokia

If Nokia carries out a distribution of a special dividend, as defined for purposes of Nokia’s then applicable stock option plans, the Exchange Ratio shall be adjusted in accordance with the then applicable stock option plans.

B.	Extraordinary distribution by the Company

If the Company carries out a distribution of an amount higher than the Company’s previous year net consolidated profit including a distribution of shares of a spin-off entity, (the “Company Extraordinary Distribution”) after the end of the Public Exchange Offers period, the Exchange Ratio shall be adjusted as follows:

Exchange RatioAdjusted	=	(Exchange Ratio x PNokia) - EDAlcatel
PNokia

Where:	“Exchange RatioAdjusted” means the number of Nokia Shares to be delivered for one Company Share after adjustment;

“PNokia” means the price of a Nokia Share on the day preceding the Company Extraordinary Distribution; and

“EDAlcatel” means the amount per share received by Company shareholder corresponding to the Company Extraordinary Distribution.

Such adjustment will only apply to the extent the Beneficiary (i) has received the relevant Company Extraordinary Distribution in respect of Option Underlying Shares resulting from Stock Options that are already exercised or (ii) has

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benefitted from a modification of the relevant plan due to the Company Extraordinary Distribution such as the adjustment provided in case of distribution of retained earnings under article L.225-181 of the French Commercial Code.

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares in case of a Company Extraordinary Distribution

Assumptions:

•	Transfer of 200 Company Shares by the Beneficiary in January 2017

•	EDAlcatel = €1/Company Share

•	PNokia = 8

Exchange RatioAdjusted	=	(0.55 x 8) - 1
		8

Exchange RatioAdjusted	=	0.425

The number of Nokia Shares to be received is: 200 x 0.425 = 85

3)	Other adjustments

In the event that any other transaction specifically listed in Article L. 225-181 of the French Commercial Code, or a stock split or a reverse stock split (i.e., share consolidation), is carried out by the Company, the Exchange Ratio shall be adjusted in order to allow the Beneficiary to obtain the same value in Nokia Shares pursuant to the Option Underlying Shares Exchange or in cash pursuant to the Cash Exchange as the Beneficiary would have obtained assuming that the said transactions had not been carried out.

In the event that (i) a capital increase by way of incorporation of reserves (as defined in Article L. 225-181 of the French Commercial Code), (ii) a capital increase with or without shareholders’ preferential subscription right issued, in each case, with a discount of more than 10% on the stock price (except (a) capital increases completed to finance an acquisition where Nokia uses shares as payment, at a premium to the prevailing share price of the target company in the transaction, and (b) capital increases where equity shares or other securities are issued, offered, exercised, allotted, appropriated, modified or granted to, or for the benefit of, employees or former employees, directors, non-executive directors or executives holding or formerly holding executive office or the personal service company of any such persons or their spouses or relatives, in each case, of Nokia or any of its subsidiaries or any associated company or to a trustee or nominee to be held for the benefit of any such person), or (iii) a stock split or a reverse stock split (i.e., share consolidation) is carried out by Nokia, the Exchange Ratio shall be adjusted in order to allow the Beneficiary to obtain the same value in Nokia Shares pursuant to the Option Underlying Shares Exchange or in cash pursuant to the Cash Exchange as the Beneficiary would have obtained assuming the said transactions had not been carried out.

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For example in case of share consolidation carried out by Nokia, the Exchange Ratio would be adjusted as follows:

Exchange RatioAdjusted	=	Exchange Ratio	x	Number of Nokia Shares composing the share capital after the consolidation
Number of Nokia Shares composing the share capital prior to the consolidation

Theoretical example of calculation of the number of Nokia Shares to be received in exchange of Company Shares in case of share consolidation carried out by Nokia

Assumptions:

•	Transfer of 200 Company Shares by the Beneficiary in January 2017

•	Share consolidation = 10 existing Nokia Shares become 1 new Nokia Share value

•	Number of shares before the consolidation = 3,678,181,540

•	Number of shares after the consolidation = 367,818,154

Exchange RatioAdjusted     =     0.55     x     (367,818,154 / 3,678,181,540)

Exchange RatioAdjusted     =     0.055

The number of Nokia Shares to be received is: 200 x 0.055 = 11

4)	Value of the Company Shares and Nokia Shares

For the calculation of any adjustment factor as described above, the value of the Company Shares or Nokia Shares at a specific date shall be equal to the weighted average of trading prices during the three trading days preceding such date. Failing this, the value shall be determined by an expert with an international reputation, designated by Nokia or the Company, as the case may be, which opinion shall be irrevocable.

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